UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report September 30, 2009

WEITZ FUNDS

FINDING VALUE SINCE 1983

EIGHT FUNDS – ONE PHILOSOPHY

Over the decades we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At the Weitz Funds a few things have remained constant: our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so.

“We eat our own cooking.”

All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.

When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”

“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and, ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.

We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.

Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

2

New Look, Same Value Approach

Over the years, we have taken your comments to heart. We made our report more informative by adding sections like the Analyst Corner and Portfolio Manager’s Discussion and Analysis. Now we have adjusted our format to make our reports easier to read. We appreciate all of your feedback and will continue to improve our communications in the most cost-effective way to the Funds.

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

www.weitzfunds.com	3

PERFORMANCE SUMMARY
SEPTEMBER 30, 2009 • (UNAUDITED)

		Total Returns#				Average Annual Total Returns#
Fund Name	Inception Date	3 Mos.	6 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year		Since Inception

Value	5/09/86	16.6%	36.3%	23.6%	-7.0%	-10.1%	-3.3%	2.1%	9.5%	9.5%	N/A	%	9.8%
Partners Value*	6/01/83	16.2	35.6	29.7	1.5	-6.8	-0.9	2.9	10.4	10.3	11.9		12.1
Hickory	4/01/93	17.4	36.5	34.2	-2.4	-8.8	-1.7	-0.3	9.1	N/A	N/A		8.8
Partners III*	6/01/83	17.4	36.7	39.0	9.6	-4.2	0.5	6.8	12.0	11.6	12.6		12.7
S&P 500**(a)		15.6	34.0	19.3	-6.9	-5.4	1.0	-0.2	7.6	8.0	10.3		N/A
Russell 2000**(b)		19.3	44.0	22.4	-9.6	-4.6	2.4	4.9	7.3	N/A	N/A		N/A
NASDAQ Composite** (c)		15.9	39.5	35.6	2.5	-1.2	3.1	-2.0	7.0	7.8	8.9		N/A
Balanced	10/01/03	11.4	27.0	25.8	6.1	-2.2	1.6	N/A	N/A	N/A	N/A		2.8
Blended Index**(d)		10.7	22.4	13.5	-0.1	-0.8	2.5	N/A	N/A	N/A	N/A		3.6
Short-Intermediate Income	12/23/88	3.6	7.8	10.1	12.0	6.5	4.9	5.5	6.0	6.2	N/A		6.3
Barclays Intermediate Credit**(e)		3.3	5.0	4.9	10.0	6.2	4.7	5.9	6.3	6.8	N/A		6.9
Nebraska Tax-Free Income*	10/01/85	3.6	4.8	7.7	10.0	4.3	3.7	4.6	4.9	5.3	N/A		5.6
Barclays 5-Year Muni. Bond**(f)		3.7	4.5	6.8	11.0	6.1	4.6	5.2	5.3	5.9	N/A		N/A

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory, Partners III, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.22%, 1.21%, 1.31%, 1.82%, 1.18%, 0.72% and 0.79%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

#	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year NASDAQ numbers for which reinvestment of dividend information was not available).

*	See pages 15, 28 and 44 for additional performance disclosures.

**	Index performance is hypothetical and is shown for illustrative purposes only.

(a)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

(b)

The Russell 2000 is an unmanaged index of small capitalization common stocks. It consists of the 2,000 smallest companies in the Russell 3000 index, which consists of the 3,000 largest U.S. companies based on market capitalization.

(c)

The NASDAQ Composite is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

(d)	A blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

(e)

Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(f)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

4	Weitz Funds

LETTER TO SHAREHOLDERS
OCTOBER 4, 2009

Dear Fellow Shareholder:

The third calendar quarter was a very good one for our Funds. Each of our stock funds gained over 16% for the quarter. This brings year-to-date returns to +23.6% for the Value Fund, +29.7% for Partners Value, +34.2% for Hickory and +39.0% for Partners III Opportunity. During this period, the S&P 500 gained +19.3%.

Corporate bond prices have also been strong this year. This reflects both reduced credit concerns and a newfound appreciation for the more stable investment characteristics of bonds. Our bond funds have shown excellent returns throughout the turbulence of the past two years.

The Balanced Fund invests in both bonds and stocks and it has also produced very good results this year. It gained +11.4% in the third quarter and is up +25.8% for the first nine months, handily outpacing its “blended” benchmark’s return of +13.5%.

Results for all of our Funds (except the Government Money Market Fund) are shown in the table on the page preceding this letter. The table shows results over various intervals since inception. This table also contains results for various market indices for comparison purposes. There are separate sections of this report that discuss each Fund in more detail and we encourage shareholders to explore them.

Market Commentary—Cautious Optimism

The enormity of the credit crisis and governmental responses to it are unprecedented. The withdrawal of cheap and easy credit has changed the way individuals and companies conduct their lives and businesses. Much of the government capital that has been injected into banks, Freddie Mac and Fannie Mae, and the asset-backed securities markets will eventually need to be replaced with private capital. Budget deficits, new regulations and tax policies will impact all aspects of economic life.

The recession that has been triggered by this crisis is not an ordinary recession. There are signs that the economy may be bumping along a bottom and that the worst of the decline may be over, but we expect the recovery to be slow and uneven. Investors, always trying to anticipate the next change in direction of the economy, jumped back into the stock and bond markets six months ago. The enthusiastic rallies have pushed stock prices up over 50% from the March lows, and the improvement in corporate bond prices has been equally dramatic. It is not unusual to see a strong initial rally off panic lows—like a bungee cord snapping back up after a long plunge—but further progress on the upside will probably be more difficult.

We believe there will be lots of surprises—both positive and negative—as the world recovers from what some are calling the Great Recession. What makes us optimistic from an investment point of view is that we are settling into a version of “normal” business activity in which companies can make plans and investors can make estimates of business value. Last fall, as Lehman failed, AIG teetered, commercial paper markets shut down and capital markets in general nearly ceased to function, there was no way to know where economic or institutional “solid ground” was. Now, the “system” seems to be secure, even if many individuals and companies continue to face severe stress.

Going forward, even though the “easy money” of the initial rally has been made, we see companies whose stocks are under-valued and which have a reasonably clear path to business value growth. With patience and discipline, we believe we should be able to earn reasonable returns even if the recovery is stretched over a period of years.

Portfolio Review

As we observed last quarter, many of the strongest stocks in the recent rally were the ones that had fallen the hardest during the bear market. Prominent among these were companies facing cyclical earnings declines and those subject to credit concerns (however unwarranted) in the post-Lehman liquidity crisis. Many of these stocks rebounded strongly when investors’ fears subsided. Cabela’s and Mohawk tripled from their lows and Liberty Capital rose nearly tenfold from its low point.

On the other hand, the stronger companies which had held up relatively well, such as Wal-Mart, Microsoft,

www.weitzfunds.com	5

UPS, Procter & Gamble, etc., showed the smallest rebounds. The Value Fund has a higher concentration of these large-capitalization companies and fewer of the smaller companies that starred over the past six months, so although it out-performed the S&P 500, it trailed its sibling funds. Performance attribution details are available in the fund-specific sections that follow this letter.

Healthcare stocks made up only 9-12% of our stock funds going into the third quarter but they have been in the news lately (to put it mildly), and we thought shareholders might appreciate an update. Business fundamentals for these stocks—earnings, cash flow, balance sheets, etc.—have been completely overshadowed by the debate over healthcare reform legislation. We do not claim special insight into the likely outcome of the debate, but we have been able to buy the stocks when they seemed to discount the worst possible outcome (for the companies—not necessarily for society) and to sell them when fears subsided. They have made a positive contribution to our results this year, but during the quarter we reduced our exposure to the group.

Finally, a word on cash levels in the Funds. The amount of cash we hold in a stock fund reflects our perception of how cheap our stocks are. In March, when stocks were very cheap, we bought more shares of several of our favorites and cash levels fell to roughly 5% of total assets. As stocks rose and became less cheap, we trimmed many of our holdings. As a result, cash levels at the end of the quarter ranged from 19% to 23%. Cash levels rise and fall as we buy and sell in response to changes in valuation levels, not because we “target” a certain cash level.

Positioning Our Portfolios for a Subdued Recovery

When adversity strikes, companies do not just sit and “take it.” They innovate and adapt, offer new products and “value” pricing, they modify advertising messages and add new promotions. On the financial front, they cut costs, delay expansions, make opportunistic acquisitions, and extend debt maturities. In many cases, the strong get stronger and the weak get weaker.

Some companies, though, are particularly adaptable.

They own portfolios of businesses and/or securities and are able to take advantage of changing market conditions to maximize returns over time. In addition to having flexible structures, they also have managements we trust to make good capital allocation decisions. (There are very few managers we would trust with this much latitude.) In short, they are better able than most to “reinvent” themselves. These companies may be better suited for a time of wrenching economic dislocation than more traditional companies. Three of our long-time holdings fit this description.

Redwood Trust is a real estate investment trust that invests in mortgages and mortgage-backed securities. We were initial investors when they were started in 1994 and have been their largest investor most of the intervening 15 years. We know management well and trust them. Over that period, they have shifted focus opportunistically and have successfully negotiated some treacherous mortgage markets. The stock has been volatile and we have been reasonably successful in taking advantage of the price swings. They have also paid over $35 per share in dividends. Redwood is currently focusing new investment on high quality mortgage-backed securities purchased at distress prices to provide very attractive yields. We believe they are well-positioned to take advantage of the current mortgage market chaos.

Berkshire Hathaway and Warren Buffett are well-known to our shareholders. Our Funds and their predecessor accounts have owned Berkshire continuously since 1976. We have varied our position size over time as the stock fluctuated between extremely cheap and fairly valued, but over those 33 years, it has been a compounding machine. Warren had accumulated cash and other reserves over the past several years and was in a wonderful position to take advantage of the financial crisis that struck last year. His investments in Goldman Sachs and GE made major headlines, but he also made equity and debt investments in several other companies that needed financing for acquisitions or to shore up their own balance sheets. He also bought both public securities and whole companies. Although the stock is about 35% off its high, there is no doubt that Berkshire’s long-term earning power is considerably higher today than it was a year or two ago.

6	Weitz Funds

Our association with Liberty Media and John Malone goes back about 20 years. Liberty was formed from various programming assets owned by Telecommunications, Inc. (TCI), John Malone’s cable company. Its corporate history is very complicated as Malone spun Liberty out of TCI, merged it back in, sold TCI to AT&T, and spun Liberty out again. A few years ago, Liberty Media (which was one of our largest holdings at the time) began a series of maneuvers that created five separate publicly traded entities—Liberty Entertainment, Liberty Capital, Liberty Interactive, Liberty Global and Discovery Communications—each of which, in turn, represents a portfolio of businesses. We currently own all five entities in our stock funds.

Malone has done a good job of managing these portfolios. He and CEO Greg Maffei have made acquisitions and asset swaps that have added substantial value to the overall enterprise. The latest apparent coup was a $400 million investment in Sirius XM Satellite during the depths of the credit crisis last year. Liberty Capital received 18% bonds and preferred shares convertible into 40% of the equity of the company. The bonds have already been redeemed, so Liberty’s investment has been returned with interest, but it has kept the convertible preferred. This equity investment in Sirius is highly speculative, but it cost Liberty virtually nothing and is currently valued at over $1 billion (over $10 per Liberty Capital share).

Each of these companies is well-positioned to deal with the recession and come out of it stronger. These seven stocks make up 26-40% of our stock fund portfolios and have been strong contributors to our results this year. If the recovery does take a long time, and if there is a “new normal” as some pundits suggest, these companies seem likely to be able to adapt as well as any and keep our investment growing.

Outlook

These are interesting times. Intelligent observers disagree strongly over the outlook for the U.S. and world economies, world stock and bond markets, and most other areas of finance. We expect a sluggish economic recovery with many setbacks but an environment in which good companies can do business.

Much has changed in economic, political and investment arenas, but we believe that human nature has not changed. People acting out of fear and greed cause assets to be mis-priced from time to time. Our business is to take advantage of this mis-pricing. Investing is more art than science, but investors with experience, common sense and patience ought to be able to earn reasonable (or, hopefully, unreasonable) returns in this environment.

Thanks again for your patience and confidence.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

www.weitzfunds.com	7

ANALYST CORNER
A PERSPECTIVE ON WILLIS GROUP HOLDINGS LIMITED

By Barton Hooper

Willis Group Holdings Limited (“Willis”) is a commercial insurance broker and one of only three in the world that operates on a truly global basis. Willis works as an intermediary between businesses and insurers in the placement of policies to cover property and casualty risks. Willis also operates a reinsurance brokerage which facilitates the transfer of risks between insurers. With a history dating to 1828, Willis has close to 20,000 employees operating a network of approximately 400 offices in over 100 countries. An investment in Willis represents exposure to the insurance sector without the investment risk of the asymmetric outcomes that result from losses from major catastrophes and/or poor underwriting decisions at insurance companies.

A Toll Booth

Commercial insurance contracts contain a seemingly endless menu of terms and conditions, with policies offered through many different providers making the insurance purchasing process difficult even for large businesses. At the same time, it is difficult for insurance providers to have deep knowledge of the business whose risks they are insuring. As a result, brokers provide a valued service by filling the information gap between insurance buyers and sellers.

We view the insurance brokerage industry as a toll booth business because brokers collect a commission or fee whenever a client purchases or renews a policy. This is a rather appealing business model. Of course, commission rates are ultimately tied to the amount of premiums paid and so brokerage revenues are affected when overall premium pricing declines. However, this dynamic can be offset by increases in the number of policies issued and the value of the assets being insured. In addition, when insurance companies lower prices to their customers in an attempt to gain volume, brokers typically see some increase in their commission rates.

The industry is somewhat bifurcated with the top three brokers serving larger businesses, especially those with operations in multiple countries. Another set serves mid-market and small business customers. The industry has consolidated substantially over the past two decades with the three largest brokers now accounting for approximately 57% of total insurance brokerage revenues. Marsh & McLennan Companies and Aon Corporation are #1 and #2 with Willis holding the #3 position and a 7% share. In order to expand and strengthen its North American network, Willis purchased the 9th largest broker, Hilb Rogal & Hobbs, for $2.8 billion in 2008. We believe the acquisition represented a wise allocation of capital by the company.

Willis is in the unique position of having the global network and resources to compete with its two largest competitors, with the additional benefit of being able to grow more quickly from its smaller base of revenue. The company has an aggressive, well managed and sales-oriented culture that focuses on new business and growing market share with existing clients. As a result, Willis has had the best organic growth rate and highest margins amongst the top three brokers for the past several years—a trend we see continuing in the future.

Margin of Safety

Since 2005, insurance rates have generally trended lower and with the onset of the current recession, the amount and value of risk units placed has also stagnated or declined, thus pressuring organic growth rates for the brokerage industry. Willis has not been immune to these trends, but has continued to grow organic revenues while increasing its operating margins. We believe that Willis, with its new business orientation and strong expense management, will continue to grow both revenues and margins. With an estimated business value in the low 40’s and a current price that is below a multiple of 10x our estimate of next year’s earnings, we believe the Funds’ investment in Willis represents an attractive investment for shareholders.

Barton Hooper, CFA, joined Weitz in 2007. Barton graduated from the University of Missouri and received his MBA from Washington University. He brings to Weitz 13 years of accounting & investment management experience and a deep understanding of the Technology, Insurance, Consumer Staples and Industrials sectors.

8	Weitz Funds

VALUE FUND
 PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +16.6% in the third calendar quarter, compared to a +15.6% return for the S&P 500. For the calendar year-to-date, the Fund increased 23.6% compared to a 19.3% gain for the S&P 500. Stock gains were again broad-based during the quarter. In addition to several Liberty Media entities, American Express (+47%), Tyco International (+34%) and News Corp (+32%) generated strong results. While we continue to hold Tyco and News, we sold most of our American Express position as covered calls were exercised. Berkshire Hathaway (+15%) also contributed significant dollar gains due partly to its large position size. Health care companies Omnicare (-12%) and WellPoint (-7%) were the only material negative contributors during the quarter. We think Omnicare’s stock in particular has been unduly punished relative to its near- and longer-term business prospects.

This report formally covers the Fund’s semi-annual period ended September 30, 2009. For the first six months of this fiscal year, the Fund returned +36.3% compared to a +34.0% return for the S&P 500. Many of the Fund’s consumer discretionary holdings contributed to the strong results. Examples include Liberty Media - Interactive and Liberty Media – Capital which both tripled, News Corp which rose 82% and Liberty Media -Entertainment which increased 56%. Financial companies American Express (+153%) and Wells Fargo (+99%) also posted strong gains. Detractors included Wal-Mart (-5%) and Omnicare (-8%) during this six-month period.

On balance we were net sellers into the third quarter rally. We exited eBay after the company announced plans to sell a majority interest in its Skype unit. Investors cheered the news and bid the stock up to our estimate of intrinsic value. We also cut our managed care position in half to 3.5% of net assets. Investor fears gave way to hopes for a more benign legislative and regulatory outcome in Washington, and the stocks rallied strongly off the March lows into late summer. We trimmed shares of several media-related holdings, though many still increased as a percent of assets as their stock prices rose faster than we sold. Finally, we eliminated very small positions in Realty Finance and EOG Resources.

We added one new stock during the quarter, The DIRECTV Group (“DTV”). The DirecTV satellite business is not new to the portfolio, as it is the flagship asset of long-time holding Liberty Media – Entertainment. We think DTV’s stock is cheap in its own right, and it is a natural fit for the Value Fund. Our directly held position in DTV stock should grow later this year after Liberty completes a series of steps to split off and merge various assets. We also added modestly to positions in a handful of other high quality businesses, including Wal-Mart, Potash Corp., Diageo and Apollo Group.

The Value Fund continues to tilt toward our best larger company ideas, with more than 60% of the Fund’s stock investments in companies with market caps greater than $10 billion. The Fund also remains relatively concentrated, with the ten largest holdings representing 47% of net assets. The Fund’s residual cash position was 19% of net assets at quarter end.

	Total Returns			Average Annual Total Returns
	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Value	16.6%	23.6%	-7.0%	-10.1%	-3.3%	2.1%	9.5%	9.5%
S&P 500	15.6	19.3	-6.9	-5.4	1.0	-0.2	7.6	8.0
Russell 2000	19.3	22.4	-9.6	-4.6	2.4	4.9	7.3	N/A
NASDAQ Composite	15.9	35.6	2.5	-1.2	3.1	-2.0	7.0	7.8

See pages 4 and 10 for additional performance disclosures.

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VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2002	-17.1%	-22.1%	5.0%
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009 (9/30/09)	23.6	19.3	4.3

Since Inception:
Cumulative Return	791.9	666.4	125.5
Avg. Annual Return	9.8	9.1	0.7

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1999, through September 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2009 was –7.0%, –3.3% and 2.1%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	11.8%
Liberty Global	4.3
Redwood Trust	4.3
Liberty Media - Interactive	4.1
Dell	4.0
Microsoft	4.0
Telephone & Data Systems	3.9
Liberty Media - Capital	3.7
Comcast	3.6
United Parcel Service	3.1

% of Net Assets	46.8%

Industry Sectors
Consumer Discretionary	26.1%
Financials	17.9
Information Technology	8.6
Industrials	8.5
Health Care	6.2
Telecommunication Services	3.9
Materials	3.8
Consumer Staples	3.1
Energy	2.1
Corporate Bonds	0.9
Short-Term Securities/Other	18.9

Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2009
Net Purchases ($mil)		Net Sales ($mil)
DIRECTV Group (new)	$4.9	American Express	$37.8
Wal-Mart	2.5	WellPoint	18.5
Potash	1.4	eBay (eliminated)	13.6
Diageo	1.2	UnitedHealth Group	9.9
Omnicare	1.2	Liberty Media - Interactive	8.9

	$11.2	Other (net)	23.2

			$111.9

		Net Portfolio Sales	$100.7

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$25.8	Omnicare	$(3.6)
Berkshire Hathaway	14.7	WellPoint	(0.9)

Liberty Media - Capital	14.6		$(4.5)
Liberty Global	13.7
American Express	7.5
Other (net)	70.6

	$146.9

Net Portfolio Gains	$142.4

www.weitzfunds.com	11

VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

COMMON STOCKS — 80.2%	Shares	Value
Consumer Discretionary — 26.1%
Broadcasting & Cable TV — 11.5%
Liberty Global, Inc. - Series C*	1,830,000	$41,101,800
Comcast Corp. - CL A Special	2,150,000	34,572,000
Liberty Media Corp. -
Entertainment - Series A*	900,000	27,999,000
The DIRECTV Group, Inc.*	200,000	5,516,000
Cumulus Media, Inc. - CL A*	1,040,000	1,799,200
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—

		110,988,000

Media — 7.7%
Liberty Media Corp. - Capital - Series A*	1,720,000	35,982,400
The Washington Post Co. - CL B	49,198	23,028,600
News Corp. - CL A	1,268,555	15,209,974

		74,220,974

Retailing — 5.8%
Liberty Media Corp. -
Interactive - Series A*	3,596,800	39,456,896
Lowe’s Companies, Inc.	800,000	16,752,000

		56,208,896

Education Services — 1.1%
Apollo Group, Inc. - CL A*	140,000	10,313,800

		251,731,670
Financials — 17.9%
Insurance — 11.8%
Berkshire Hathaway, Inc. - CL B*	34,300	113,978,900

Mortgage REIT’s — 4.3%
Redwood Trust, Inc.	2,650,000	41,075,000

Banks — 1.7%
Wells Fargo & Co.(a)	590,000	16,626,200

Diversified Financials — 0.1%
American Express Co.(a)	30,000	1,017,000

		172,697,100

	Shares	Value
Information Technology — 8.6%
Software & Services — 4.6%
Microsoft Corp.	1,500,000	$38,835,000
Google, Inc. - CL A*	10,000	4,958,500

		43,793,500

Technology Hardware & Equipment — 4.0%
Dell, Inc.*	2,550,000	38,913,000

		82,706,500
Industrials — 8.5%
Transportation — 4.1%
United Parcel Service, Inc.	525,000	29,646,750
Burlington Northern Santa Fe Corp.	130,000	10,377,900

		40,024,650

Industrial Conglomerates — 2.9%
Tyco International Ltd.	800,000	27,584,000

Building Products — 1.5%
USG Corp.*	834,445	14,335,765

		81,944,415
Health Care — 6.2%
Managed Health Care — 3.5%
WellPoint, Inc.*	450,000	21,312,000
UnitedHealth Group, Inc.	500,000	12,520,000

		33,832,000

Health Care Equipment & Services — 2.7%
Omnicare, Inc.	1,150,000	25,898,000

		59,730,000
Telecommunication Services — 3.9%
Telecommunication Services — 3.9%
Telephone and Data Systems, Inc. - Special	1,269,900	37,690,632

12	Weitz Funds	The accompanying notes form an integral part of these financial statements.

COMMON STOCKS — 80.2%	Shares	Value
Materials — 3.8%
Construction Materials — 3.4%
Martin Marietta Materials, Inc.	200,000	$18,414,000
Vulcan Materials Co.	277,000	14,977,390

		33,391,390

Fertilizers & Agricultural Chemicals — 0.4%
Potash Corp. of Saskatchewan, Inc.	40,000	3,613,600

		37,004,990
Consumer Staples — 3.1%
Hypermarkets & Super Centers — 1.3%
Wal-Mart Stores, Inc.	250,000	12,272,500

Household & Personal Products — 1.0%
The Procter & Gamble Co.	170,000	9,846,400

Food Beverage & Tobacco — 0.8%
Diageo PLC - Sponsored ADR	120,000	7,378,800

		29,497,700
Energy — 2.1%
Energy — 2.1%
XTO Energy, Inc.	250,000	10,330,000
ConocoPhillips	220,000	9,935,200

		20,265,200

Total Common Stocks
(Cost $775,586,720)		773,268,207

CORPORATE BONDS — 0.9%	Principal amount or shares	Value
Mohawk Industries, Inc.
6.5% 1/15/11 (Cost $7,376,733)	$8,000,000	$8,238,112

SHORT-TERM SECURITIES — 18.7%
Wells Fargo Advantage Government Money Market
Fund - Institutional Class 0.02%(b)	90,015,541	90,015,541
U.S. Treasury Bills, 0.07% to 0.19%, 10/22/09 to 12/17/09(c)	$90,000,000	89,992,650

Total Short-Term Securities
(Cost 180,001,060)		180,008,191

Total Investments in Securities
(Cost $962,964,513)		961,514,510
Options Written — (0.2%)		(1,699,250)
Other Assets Less Other Liabilities — 0.4%		4,290,386

Net Assets — 100.0%		$964,105,646

Net Asset Value Per Share		$22.97

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
American Express Co.	Oct. 2009 / $29	30,000	$(153,000)
Wells Fargo & Co.	Oct. 2009 / $25	452,500	(1,470,625)
Wells Fargo & Co.	Oct. 2009 / $29	137,500	(75,625)

Total Options Written
(premiums received $1,671,667)			$(1,699,250)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	13

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +16.2% in the third calendar quarter, compared to a +15.6% return for the S&P 500. For the calendar year-to-date, the Fund increased 29.7% compared to a 19.3% gain for the S&P 500. Stock gains were again broad-based during the quarter, with the Fund’s consumer-related stocks posting particularly strong results. Liberty Media – Interactive more than doubled as QVC reported a “less bad” quarter, while Liberty Global gained 42% as management continued to extend maturities on its debt. Ticketmaster rebounded 82% from depressed levels, flooring company Mohawk Industries rose 34% as housing and consumer fears receded, and The Washington Post gained 34% thanks to satisfactory progress at its cable and education divisions.

This report formally covers the Fund’s semi-annual period ended September 30, 2009. For the first six months of this fiscal year, the Fund returned +35.6% compared to a +34.0% return for the S&P 500. Many of the Fund’s consumer discretionary holdings contributed to the strong results. Examples include Liberty Media – Interactive which more than tripled, Discovery Communications which rose 80% and Liberty Global which increased 59%. Technology companies Dell (+61%) and Microsoft (+42%) also posted strong gains. Detractors primarily consisted of stocks that rose less than others, such as Coinstar (+1%), Redwood Trust (+4%) and LabCorp (+12%). In addition, Omnicare’s stock declined 8% during this six-month period.

We reduced the Fund’s health care holdings from 12% to 8% of net assets during the quarter. We cut the Fund’s managed care exposure by nearly fifty percent as the stocks rallied late in the summer. After trading at less than half of our business value estimates in early March, the stocks had closed much of the gap by August. In our view, draconian fears gave way to hopes for relatively benign changes in Washington. While we do not know how the reform debate will play out, we do not want to have to count on good news. As a result, we continued to pare back our positions in both WellPoint and UnitedHealth Group.

The Fund’s other health care stocks are LabCorp and Omnicare. We bought more of both during the quarter. LabCorp is a well-run clinical testing organization that generates loads of free cash flow. While the clinical labs are not immune to regulatory changes, they are generally viewed as providing good value for the American health care dollar. Omnicare is a leading provider of pharmacy services to long-term care facilities. We think the stock has been unduly punished (-19% calendar year-to-date) relative to both its near- and longer-term business prospects.

On balance we were net sellers into the third quarter rally. We sold the majority of our American Express position as covered calls were exercised. We also trimmed the Fund’s position in Discovery Communications as the stock approached our estimate of business value. We exited a small remaining USG position in favor of other construction materials holdings. Although several on-deck names are close to our buy prices, we did not purchase any new stocks in meaningful size during the quarter.

Partners Value remains a flexible fund with a go-anywhere mandate. We invest in companies of any size, in any sector, as long as we think the stocks trade at a significant discount to our estimate of intrinsic value. At quarter end we owned 12 larger companies with market caps greater than $10 billion, 11 medium-sized companies with market caps between $2 and $10 billion, and 10 smaller companies with market caps below $2 billion. The Fund’s residual cash position was 23% of net assets at quarter end.

	Total Returns			Average Annual Total Returns
	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners Value	16.2%	29.7%	1.5%	-6.8%	-0.9%	2.9%	10.4%	10.3%	11.9%
S&P 500	15.6	19.3	-6.9	-5.4	1.0	-0.2	7.6	8.0	10.3
Russell 2000	19.3	22.4	-9.6	-4.6	2.4	4.9	7.3	N/A	N/A
NASDAQ Composite	15.9	35.6	2.5	-1.2	3.1	-2.0	7.0	7.8	8.9

See pages 4 and 15 for additional performance disclosures.

14	Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	22.1%	21.0%	1.1%
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009 (9/30/09)	29.7	19.3	10.4

Since Inception:
Cumulative Return	1,924.6	1,172.8	751.8
Avg. Annual Return	12.1	10.1	2.0

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1999, through September 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2009 was 1.5%, –0.9% and 2.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com	15

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16	Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	8.7%
Liberty Media - Interactive	4.5
Liberty Global	4.3
Redwood Trust	4.2
Telephone & Data Systems	4.0
Dell	3.7
Comcast	3.6
Coinstar	2.9
Eagle Materials	2.7
Liberty Media - Entertainment	2.7

% of Net Assets	41.3%

Industry Sectors
Consumer Discretionary	32.6%
Financials	16.0
Health Care	8.0
Information Technology	6.2
Materials	6.1
Telecommunication Services	4.0
Industrials	2.9
Energy	1.3
Short-Term Securities/Other	22.9

Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2009
Net Purchases ($mil)		Net Sales ($mil)
Laboratory Corp. of America	$1.6	American Express	$14.9
Coinstar	1.3	WellPoint	9.9
Omnicare	1.2	Liberty Media - Interactive	6.7
Grand Canyon Education (new)	0.2	Discovery Communications	4.9

	$4.3	UnitedHealth Group	4.4
		Other (net)	10.3

			$51.1

		Net Portfolio Sales	$46.8

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$17.4	Omnicare	$(1.9)
Liberty Global	7.5	WellPoint	(0.5)
Berkshire Hathaway	6.4	Laboratory Corp. of America	(0.3)

American Express	4.3		$(2.7)
Mohawk Industries	4.0
Other (net)	45.3

	$84.9

Net Portfolio Gains	$82.2

www.weitzfunds.com	17

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

COMMON STOCKS — 77.1%	Shares	Value
Consumer Discretionary — 32.6%
Broadcasting & Cable TV — 12.3%
Liberty Global, Inc. - Series C*	1,110,000	$24,930,600
Comcast Corp. - CL A Special	1,300,000	20,904,000
Liberty Media Corp. -
Entertainment - Series A*	500,000	15,555,000
Discovery Communications, Inc. - CL A*	320,000	9,244,800
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—

		70,634,400

Retailing — 10.0%
Liberty Media Corp. -
Interactive - Series A*	2,366,700	25,962,699
Cabela’s, Inc. - CL A*	1,050,000	14,007,000
Lowe’s Companies, Inc.	450,000	9,423,000
Ticketmaster*	720,000	8,416,800

		57,809,499

Consumer Services — 4.5%
Coinstar, Inc.*	510,000	16,819,800
Interval Leisure Group, Inc.*	720,000	8,985,600

		25,805,400

Media — 3.7%
The Washington Post Co. - CL B	30,000	14,042,400
Daily Journal Corp.* †	90,415	5,242,262
Liberty Media Corp. -
Capital - Series A*	90,000	1,882,800

		21,167,462

Consumer Durables & Apparel — 2.1%
Mohawk Industries, Inc.* (a)	250,000	11,922,500

Education Services — 0.0%
Grand Canyon Education, Inc.*	12,052	214,887

		187,554,148

	Shares	Value
Financials — 16.0%
Insurance — 10.9%
Berkshire Hathaway, Inc. - CL B*	15,000	$49,845,000
Willis Group Holdings Ltd.	450,000	12,699,000

		62,544,000

Mortgage REIT’s — 4.2%
Redwood Trust, Inc.	1,560,000	24,1 80,000

Diversified Financials — 0.9%
American Express Co.(a)	150,000	5,085,000

		91,809,000
Health Care — 8.0%
Health Care Equipment & Services — 4.4%
Omnicare, Inc.	625,000	14,075,000
Laboratory Corp. of America Holdings*	175,000	11,497,500

		25,572,500

Managed Health Care — 3.6%
WellPoint, Inc.*	270,000	12,787,200
UnitedHealth Group, Inc.	320,000	8,012,800

		20,800,000

		46,372,500
Information Technology — 6.2%
Technology Hardware & Equipment — 3.7%
Dell, Inc.*	1,400,000	21,364,000

Software & Services — 2.5%
Microsoft Corp.	550,000	14,239,500

		35,603,500
Materials — 6.1%
Construction Materials — 6.1%
Eagle Materials, Inc.	550,000	15,719,000
Martin Marietta Materials, Inc.	150,000	13,810,500
Vulcan Materials Co.	100,000	5,407,000

		34,936,500

18	Weitz Funds	The accompanying notes form an integral part of these financial statements.

COMMON STOCKS — 77.1%	Shares	Value
Telecommunication Services — 4.0%
Telecommunication Services — 4.0%
Telephone and Data Systems, Inc. -
Special	770,000	$22,853,600
Industrials — 2.9%
Industrial Conglomerates — 2.4%
Tyco International Ltd.	400,000	13,792,000

Professional Services — 0.5%
The Corporate Executive Board Co.	120,000	2,988,000

		16,780,000
Energy — 1.3%
Energy — 1.3%
XTO Energy, Inc.	180,000	7,437,600

Total Common Stocks
(Cost $464,767,559)		443,346,848

SHORT-TERM SECURITIES — 23.2%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.02%(b)	58,024,703	$58,024,703
U.S. Treasury Bills, 0.07% to 0.19%, 10/22/09 to 12/17/09(c)	$75,000,000	74,993,875

Total Short-Term Securities
(Cost $133,012,635)		133,018,578

Total Investments in Securities
(Cost $597,780,194)		576,365,426
Options Written — (0.2%)		(1,079,500)
Other Liabilities in Excess of Other Assets — (0.1%)		(474,822)

Net Assets — 100.0%		$574,811,104

Net Asset Value Per Share		$15.95

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
American Express Co.	Oct. 2009 / $29	150,000	$(765,000)
Mohawk Industries, Inc.	Nov. 2009 / $50	100,000	(262,000)
Mohawk Industries, Inc.	Nov. 2009 / $55	50,000	(52,500)

Total Options Written
(premiums received $1,005,649)			$(1,079,500)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	19

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +17.4% in the third calendar quarter, compared to a return of +15.6% for the S&P 500. For the calendar year-to-date, the Fund increased 34.2% compared to a gain of 19.3% for the S&P 500. Positive contributions were again broad-based in the quarter, with several Liberty entities posting the strongest gains. Liberty Media – Interactive more than doubled from depressed levels as QVC posted “less bad” results. Liberty Media – Capital rose 54% due partly to value created by an opportunistic capital injection into Sirius XM Radio, and Liberty Global gained 42% as management continued to extend maturities on its debt. Coinstar’s stock rebounded (+24%) as the company’s Redbox unit rolled out more DVD kiosks, while Mohawk Industries (+34%) built on its second quarter gains as housing and consumer fears receded.

This report formally covers the Fund’s semi-annual period ended September 30, 2009. For the first six months of this fiscal year, the Fund returned +36.5% compared to a +34.0% return for the S&P 500. Many of the Fund’s consumer discretionary holdings contributed to the strong results. Examples include Liberty Media – Interactive and Liberty Media – Capital which both tripled, Mohawk Industries which rose 60% and Liberty Global which increased 59%. The Fund’s industrial holdings also posted healthy gains. Detractors included ACI Worldwide (-19%) and Omnicare (-8%) during this six-month period.

We reduced the Fund’s health care holdings from 10% to 6% of net assets during the quarter, and changed the composition of our remaining exposure materially. We sold two-thirds of the Fund’s managed care position as the stocks rallied late in the summer. After trading at less than half of our business value estimates in early March, the stocks had closed much of the gap by August. In our view, draconian fears gave way to hopes for relatively benign changes in Washington. While we do not know how the reform debate will play out, we do not want to have to count on good news. As a result, WellPoint and UnitedHealth Group combined now represent less than 2% of net assets. In contrast we significantly increased our position in LabCorp, a well-run clinical testing organization that generates loads of free cash flow. While the clinical labs are not immune to regulatory changes, they are generally viewed as providing good value for the American health care dollar. We also modestly increased our position in Omnicare, whose stock we think has been unduly punished (-19% calendar year-to-date) relative to both its near- and longer-term business prospects.

We purchased one new stock during the quarter, Grand Canyon Education. This rapidly growing company has several unique attributes within the online higher education space. First, Grand Canyon operates a traditional four-year college campus in Phoenix, which provides all students with a sense of connection and affiliation. Second, Grand Canyon has a strong non-denominational Christian heritage, which is the number one reason many students cite for choosing to attend. Third, the company has a high percentage of bachelor’s and master’s degree students, primarily working adults focused on education, nursing and business degrees. Perhaps most importantly, Chairman Brent Richardson and CEO Brian Mueller lead a deep, experienced management team with a strong track record of accomplishment in the space. Grand Canyon has an opportunity to grow enrollments at an exceptional rate while expanding margins and earning strong returns on capital, and we look forward to the company delivering strong results for years to come.

The Hickory Fund continues to tilt toward our best smaller company ideas, with nearly two-thirds of the Fund’s stock investments in companies with market caps under $10 billion. During the quarter we eliminated a pair of large companies from the portfolio, News Corp and Lowe’s, and we significantly reduced the Fund’s holdings in WellPoint and UnitedHealth Group. The Fund will always have a place for compelling opportunities like Berkshire Hathaway, regardless of size, but future purchases will likely be focused on smaller companies like Grand Canyon, Omnicare and LabCorp. The Fund’s residual cash position remained relatively stable at 23% of net assets at quarter end.

	Total Returns			Average Annual Total Returns
	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year

Hickory	17.4%	34.2%	-2.4%	-8.8%	-1.7%	-0.3%	9.1%
S&P 500	15.6	19.3	-6.9	-5.4	1.0	-0.2	7.6
Russell 2000	19.3	22.4	-9.6	-4.6	2.4	4.9	7.3
NASDAQ Composite	15.9	35.6	2.5	-1.2	3.1	-2.0	7.0

See pages 4 and 21 for additional performance disclosures.

20	Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2

Year	Hickory(1)	S&P 500 (2)	Relative Results (1)-(2)
2004	22.6%	10.9%	11.7%
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009 (9/30/09)	34.2	19.3	14.9

Since Inception:
Cumulative Return	304.0	221.6	82.4
Avg. Annual Return	8.8	7.3	1.5

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1999, through September 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2009 was –2.4%, –1.7% and –0.3%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.31% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.weitzfunds.com	21

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22	Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	9.6%
Liberty Media - Interactive	6.5
Redwood Trust	4.9
Liberty Media - Capital	4.3
Liberty Global	4.2
Liberty Media - Entertainment	4.1
Dell	3.2
Telephone & Data Systems	3.1
Comcast	3.1
Coinstar	2.9

% of Net Assets	45.9%

Industry Sectors
Consumer Discretionary	35.5%
Financials	16.5
Health Care	6.0
Information Technology	5.1
Telecommunication Services	4.5
Materials	3.5
Industrials	3.5
Energy	2.2
Consumer Staples	0.4
Short-Term Securities/Other	22.8

Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2009
Net Purchases ($mil)		Net Sales ($mil)
Grand Canyon Education (new)	$3.7	WellPoint	$4.3
Laboratory Corp. of America	2.6	Liberty Media - Interactive	2.7
Omnicare	0.5	UnitedHealth Group	2.6
Mohawk Industries	0.4	Discovery Communications	2.2
Ticketmaster	0.3	Lowe’s (eliminated)	1.8

	$7.5	Other (net)	3.4

			$17.0

		Net Porfolio Sales	$9.5

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$7.8	Omnicare	$(0.6)
Liberty Media - Capital	3.0	LICT Corp.	(0.3)

Liberty Global	2.2		$(0.9)
Berkshire Hathaway	2.0
Coinstar	1.3
Other (net)	12.2

	$28.5

Net Portfolio Gains	$27.6

www.weitzfunds.com	23

HICKORY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

COMMON STOCKS — 77.2%	Shares	Value
Consumer Discretionary — 35.5%
Broadcasting & Cable TV — 12.7%
Liberty Global, Inc. - Series C*	337,500	$7,580,250
Liberty Media Corp. -
Entertainment - Series A*	240,000	7,466,400
Comcast Corp. - CL A Special	345,100	5,549,208
Cumulus Media, Inc. - CL A*	620,000	1,072,600
Discovery Communications, Inc. - CL A*	30,000	866,700
CIBL, Inc.* #	1,005	432,150

		22,967,308

Retailing — 9.3%
Liberty Media Corp. -
Interactive - Series A*	1,073,780	11,779,366
Cabela’s, Inc. - CL A*	285,000	3,801,900
Ticketmaster*	116,400	1,360,716

		16,941,982

Media — 4.8%
Liberty Media Corp. -
Capital - Series A*	370,000	7,740,400
The Washington Post Co. - CL B	2,000	936,160

		8,676,560

Consumer Services — 3.5%
Coinstar, Inc.*	160,000	5,276,800
Interval Leisure Group, Inc.*	80,000	998,400

		6,275,200

Consumer Durables & Apparel — 2.6%
Mohawk Industries, Inc.* (a)	100,000	4,769,000

Education Services — 2.6%
Grand Canyon Education, Inc.*	225,026	4,012,214
Strayer Education, Inc.(a)	3,000	653,040

		4,665,254

		64,295,304

	Shares	Value
Financials — 16.5%
Insurance — 11.6%
Berkshire Hathaway, Inc. - CL A*	140	$14,140,000
Berkshire Hathaway, Inc. - CL B*	1,000	3,323,000
Willis Group Holdings Ltd.	125,000	3,527,500

		20,990,500

Mortgage REIT’s — 4.9%
Redwood Trust, Inc.	570,000	8,835,000

		29,825,500
Health Care — 6.0%
Health Care Equipment & Services — 4.3%
Omnicare, Inc.	200,000	4,504,000
Laboratory Corp. of America Holdings*	50,000	3,285,000

		7,789,000

Managed Health Care — 1.7%
WellPoint, Inc.*	40,000	1,894,400
UnitedHealth Group, Inc.	50,000	1,252,000

		3,146,400

		10,935,400
Information Technology — 5.1%
Technology Hardware & Equipment — 3.2%
Dell, Inc.*	380,000	5,798,800

Software & Services — 1.9%
ACI Worldwide, Inc.*	220,000	3,328,600
Convera Corp.*	310,000	74,400

		3,403,000

		9,201,800
Telecommunication Services — 4.5%
Telecommunication Services — 4.5%
Telephone and Data Systems, Inc. -
Special	190,000	5,639,200
LICT Corp.* #	1,005	2,623,050

		8,262,250

24	Weitz Funds	The accompanying notes form an integral part of these financial statements.

COMMON STOCKS — 77.2%	Shares	Value
Materials — 3.5%
Construction Materials — 3.5%
Eagle Materials, Inc.	130,000	$3,715,400
Martin Marietta Materials, Inc.	28,000	2,577,960

		6,293,360
Industrials — 3.5%
Industrial Conglomerates — 2.1%
Tyco International Ltd.	110,000	3,792,800

Professional Services — 1.4%
The Corporate Executive Board Co.	100,000	2,490,000

		6,282,800
Energy — 2.2%
Energy — 2.2%
ConocoPhillips	70,000	3,161,200
EOG Resources, Inc.	10,000	835,100

		3,996,300
Consumer Staples — 0.4%
Household & Personal Products — 0.4%
Energizer Holdings, Inc.*	10,000	663,400

Total Common Stocks
(Cost $139,831,174)		139,756,114

SHORT-TERM SECURITIES — 22.4%	Principal amount or shares		Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.02%(b)		20,502,566	$20,502,566
U.S. Treasury Bills, 0.07% to 0.19%,
10/22/09 to 12/17/09(c)		$20,000,000	19,998,005

Total Short-Term Securities
(Cost $40,498,735)			40,500,571

Total Investments in Securities
(Cost $180,329,909)			180,256,685
Options Written — (0.1%)			(219,500)
Other Assets Less Other Liabilities — 0.5%			990,864

Net Assets — 100.0%	$		181,028,049

Net Asset Value Per Share	$		26.92

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Nov. 2009 / $50	50,000	$(131,000)
Mohawk Industries, Inc.	Nov. 2009 / $55	20,000	(21,000)
Strayer Education, Inc.	Oct. 2009 / $195	3,000	(67,500)

Total Options Written
(premiums received $351,906)			$(219,500)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	25

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’ S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund returned +17.4% in the third calendar quarter, compared to a return of +15.6% for the S&P 500. For the calendar year-to-date, the Fund increased 39.0% compared to a 19.3% gain for the S&P 500. Positive contributions were again broad-based in the quarter, with several Liberty entities posting the strongest gains. Liberty Media – Interactive more than doubled from depressed levels as QVC posted “less bad” results. Liberty Media – Capital rose 54% due partly to value created by an opportunistic capital injection into Sirius XM Radio, and Liberty Global gained 42% as the company continued to extend maturities on its debt. The Fund’s short positions dampened returns modestly as most U.S. stocks posted healthy gains.

This report formally covers the Fund’s semi-annual period ended September 30, 2009. For the first six months of this fiscal year, the Fund returned +36.7% compared to a +34.0% return for the S&P 500. Many of the Fund’s consumer discretionary holdings contributed to the strong results. Examples include Liberty Media – Interactive and Liberty Media – Capital which both tripled, Liberty Global which rose 59% and Liberty Media - Entertainment which increased 56%. Tyco International (+78%), Dell (+61%) and Microsoft (+42%) also posted strong gains. Detractors included ACI Worldwide (-19%) and Omnicare (-8%) during this six-month period.

The Fund is 75% “net long” at quarter end, little changed from the June quarter. Long positions equal 92% of net assets and short positions equal 17% of net assets. During the quarter we added one new stock, Grand Canyon Education, and eliminated American Express, eBay, USG and Realty Finance. Please see the Hickory Fund’s Portfolio Manager’s Discussion & Analysis for more on Grand Canyon. The Fund’s short positions remain concentrated in broad-based small and mid-cap stock ETF’s. We do not have any short positions in individual stocks.

Stepping back, we are often asked about the Fund’s shorting strategy. The Fund and its predecessor partnership have earned higher returns than our other funds over the 26-year history. Over that time, we think the Fund has benefitted from its ability to take short positions in several ways:

1)

“Offensive” shorts, or shorting stocks we thought would go down, have been rare but generally profitable. Examples include an index of Internet stocks in 2000-01, a real estate stock ETF in 2008-09 and an ETF of long U.S. Treasuries when their yields fell under 3%;

2)

“Pair” or “convergence” trades that seek to take advantage of a mispricing of two securities, relative to each other, have been very helpful. For example, last fall, we bought Liberty Media – Entertainment (LMDIA) shares at about $10 and sold short an equivalent number of DIRECTV Group (DTV) shares at about $21. LMDIA’s assets consist of one share of DTV plus other assets we value at $3-6 per share. With DTV selling at $21, LMDIA shares were “worth” $21 plus another $3 to $6, yet the stock sold at $10. (Strange but true—driven by fear, confusion and forced sales by levered holders of LMDIA.) Earlier this year the stocks came back into “proper” alignment with DTV at about $23 and LMDIA at about $24. Although the result was a loss of $2 on the short itself, the $14 profit on the long made the net profit $12 per “pair,” with far less risk exposure than a long-only LMDIA position;

3)

Broader hedges in which we buy extra shares of our favorite stocks and sell short a basket of more expensive ones to maintain a given level of “net” exposure have probably been mildly helpful. This approach has been the Fund’s bread-and-butter short strategy. For example, rather than being long 80% and holding 20% cash, we could be long our favorite stocks in an amount equal to 105% of fund assets (investing the cash and borrowing 5%) and sell short

26	Weitz Funds

an amount equal to 25% of assets, bringing our “net” exposure to 80%. In this case, we are making a type of “pair” trade in which we bet that our longs will do better than our shorts, i.e., that the longs will go up more, or down less, than the shorts.

In examples 2 and 3 on the preceding page, the overall position can be profitable even if there is a loss on the short portion of the trade. Our short sales in the aggregate have likely been only marginally profitable, at best, on a stand-alone basis. However, their use in broader strategies has undoubtedly made a positive contribution to the Fund’s results.

	Total Returns			Average Annual Total Returns
	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners III	17.4%	39.0%	9.6%	-4.2%	0.5%	6.8%	12.0%	11.6%	12.6%
S&P 500	15.6	19.3	-6.9	-5.4	1.0	-0.2	7.6	8.0	10.3
Russell 2000	19.3	22.4	-9.6	-4.6	2.4	4.9	7.3	N/A	N/A
NASDAQ Composite	15.9	35.6	2.5	-1.2	3.1	-2.0	7.0	7.8	8.9

See pages 4 and 28 for additional performance disclosures.

Performance of Partners III is measured from June 1, 1983, the inception of Weitz Partners III-Limited Partnership (the “Partnership”). As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com	27

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Year	Partners III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7

Year	Partners III (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	10.6%	21.0%	-10.4%
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009 (9/30/09)	39.0	19.3	19.7

Since Inception:
Cumulative Return	2,238.2	1,172.8	1,065.4
Avg. Annual Return	12.7	10.1	2.6

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1999, through September 30, 2009 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended September 30, 2009 was 9.6%, 0.5% and 6.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.82% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

28	Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	12.6%
Liberty Media - Interactive	6.8
Redwood Trust	5.6
Liberty Media - Entertainment	5.1
Liberty Media - Capital	4.4
Liberty Global	4.3
Microsoft	3.4
Comcast	3.2
Coinstar	3.1
Dell	2.9

% of Net Assets	51.4%

Industry Sectors
Consumer Discretionary	39.3%
Financials	19.9
Information Technology	11.0
Health Care	5.9
Industrials	5.3
Materials	4.2
Energy	3.0
Telecommunication Services	2.8
Corporate Bonds	1.0

Total Long Positions	92.4

Securities Sold Short	(17.1)

Net Long Positions	75.3

Short Proceeds/Other	24.7

Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2009
Net Purchases ($mil)		Net Sales ($mil)
Grand Canyon Education (new)	$4.3	American Express (eliminated)	$5.4
Intelligent Systems	1.0	Liberty Media - Interactive	4.0
Omnicare	0.5	WellPoint	2.5
Ticketmaster	0.4	Discovery Communications	2.2
Mohawk Industries	0.4	UnitedHealth Group	2.0

	$6.6	Other (net)	5.6

			$21.7

		Net Portfolio Sales	$15.1

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$10.0	Short Positions	$(6.4)
Liberty Media - Capital	3.8	Omnicare	(0.7)
Berkshire Hathaway	3.3	WellPoint	(0.2)

Liberty Global	2.7		$(7.3)
Coinstar	1.6
Other (net)	18.6

	$40.0

Net Portfolio Gains	$32.7

www.weitzfunds.com	29

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

COMMON STOCKS — 91.4%	Shares	Value
Consumer Discretionary — 39.3%
Broadcasting & Cable TV — 13.8%
Liberty Media Corp. -
Entertainment - Series A* (a)	350,000	$10,888,500
Liberty Global, Inc. - Series C* (a)	410,700	9,224,322
Comcast Corp. - CL A Special	423,325	6,807,066
Discovery Communications, Inc. - CL A*	70,000	2,022,300
Cumulus Media, Inc. - CL A*	485,600	840,088

		29,782,276

Retailing — 10.4%
Liberty Media Corp. -
Interactive - Series A* (a)	1,343,200	14,734,904
Cabela’s, Inc. - CL A* (a)	360,000	4,802,400
Lowe’s Companies, Inc.	80,000	1,675,200
Ticketmaster*	108,390	1,267,079

		22,479,583

Media — 6.9%
Liberty Media Corp. -
Capital - Series A* (a)	450,000	9,414,000
News Corp. - CL A	250,000	2,997,500
The Washington Post Co. - CL B(a)	5,000	2,340,400

		14,751,900

Consumer Services — 3.8%
Coinstar, Inc.*	200,000	6,596,000
Interval Leisure Group, Inc.*	120,000	1,497,600

		8,093,600

Consumer Durables & Apparel — 2.2%
Mohawk Industries, Inc.* (a)	100,000	4,769,000

Education Services — 2.2%
Grand Canyon Education, Inc.*	260,000	4,635,800

		84,512,159

	Shares	Value
Financials — 19.9%
Insurance — 14.3%
Berkshire Hathaway, Inc. - CL B* (a)	6,000	$19,938,000
Berkshire Hathaway, Inc. - CL A* (a)	70	7,070,000
Willis Group Holdings Ltd.	135,000	3,809,700

		30,817,700

Mortgage REIT’s — 5.6%
Redwood Trust, Inc. (a)	780,000	12,090,000

		42,907,700
Information Technology — 11.0%
Software & Services — 8.0%
Microsoft Corp.	280,000	7,249,200
Google, Inc. - CL A* (a)	8,000	3,966,800
Intelligent Systems Corp.* # †	2,265,000	2,967,150
ACI Worldwide, Inc.*	190,000	2,874,700
Convera Corp.*	280,000	67,200

		17,125,050

Technology Hardware & Equipment — 3.0%
Dell, Inc.*	410,000	6,256,600
Continental Resources* #	700	280,000

		6,536,600

		23,661,650
Health Care — 5.9%
Managed Health Care — 3.6%
WellPoint, Inc.* (a)	110,000	5,209,600
UnitedHealth Group, Inc.	100,000	2,504,000

		7,713,600

Health Care Equipment & Services — 2.3%
Omnicare, Inc. (a)	220,000	4,954,400

		12,668,000

30	Weitz Funds	The accompanying notes form an integral part of these financial statements.

COMMON STOCKS — 91.4%	Shares	Value
Industrials — 5.3%
Industrial Conglomerates — 2.1%
Tyco International Ltd.	130,000	$4,482,400

Transportation — 2.0%
Burlington Northern Santa Fe Corp.	55,000	4,390,650

Professional Services — 1.2%
The Corporate Executive Board Co.	100,000	2,490,000

		11,363,050
Materials — 4.2%
Construction Materials — 4.2%
Eagle Materials, Inc.	190,000	5,430,200
Martin Marietta Materials, Inc.	40,000	3,682,800

		9,113,000
Energy — 3.0%
Energy — 3.0%
ConocoPhillips	110,000	4,967,600
EOG Resources, Inc.	10,000	835,100
XTO Energy, Inc.	15,000	619,800

		6,422,500
Telecommunication Services — 2.8%
Telecommunication Services — 2.8%
Telephone and Data Systems, Inc. - Special(a)	205,000	6,084,400

Total Common Stocks
(Cost $179,165,185)		196,732,459

	Principal
	amount or
CORPORATE BONDS — 1.0%	shares	Value
Mohawk Industries, Inc. 6.5%
1/15/11 (Cost $1,832,730)	$2,000,000	$2,059,528

SHORT-TERM SECURITIES — 9.4%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.02%(b)
(Cost $20,306,217)	20,306,217	20,306,217

Total Investments in Securities
(Cost $201,304,132)		219,098,204
Due From Broker(a) — 16.1%		34,525,691
Securities Sold Short — (17.0%)		(36,503,800)
Options Written — (0.1%)		(152,000)
Other Liabilities in Excess of Other Assets — (0.8%)		(1,824,853)

Net Assets — 100.0%		$215,143,242

Net Asset Value Per Share		$8.56

SECURITIES SOLD SHORT — (17.0%)
Ishares Dow Jones U.S. Real Estate Fund	60,000	$(2,559,600)
Ishares Russell 2000 Fund	220,000	(13,250,600)
Ishares Russell 2000 Value Fund	200,000	(11,306,000)
Ishares Russell Midcap Fund	120,000	(9,387,600)

Total Securities Sold Short
(proceeds $51,256,859)		$(36,503,800)

	Expiration	Shares
OPTIONS	date/	subject
WRITTEN*	Strike price	to option	Value
Covered Call Options
Mohawk Industries, Inc.	Nov. 2009 / $50	50,000	$(131,000)
Mohawk Industries, Inc.	Nov. 2009 / $55	20,000	(21,000)

Total Options Written
(premiums received $295,242)			$(152,000)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2009.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund had a solid third calendar quarter with a +11.4% return compared to a +10.7% return for the Blended Index. For the calendar year-to-date, the Fund increased 25.8% compared to a 13.5% gain for the Blended Index. Stock gains were again broad-based, and corporate bond prices continued to march higher during the quarter. Liberty Media – Interactive more than doubled as QVC reported a “less bad” quarter, while Liberty Global gained 42% as management continued to extend maturities on its debt. Ticketmaster rebounded 82% from depressed levels, and American Express rose another 47% as worst-case consumer fears receded. Health care stocks were the only pocket of modest weakness as investors grappled with potential legislative changes on the horizon. We think Omnicare (-19% calendar year-to-date) in particular has been unduly punished relative to its near- and longer-term business prospects.

This report formally covers the Fund’s semi-annual period ended September 30, 2009. For the first six months of this fiscal year, the Fund returned +27.0% compared to a +22.4% return for the Blended Index. Many of the Fund’s consumer discretionary holdings contributed to the strong results. Examples include Liberty Media – Interactive and Ticketmaster which both tripled, Discovery Communications which rose +80% and Liberty Global which increased 59%. American Express (+153%), Dell (+61%), Microsoft (+42%) and Diageo (+41%) also posted strong gains. Detractors included Omnicare (-8%) and Wal-Mart (-5%) during this six-month period.

We bought a handful of new stock positions during the quarter. Grand Canyon Education and Brown & Brown are first-time holdings, while ACI Worldwide and DIRECTV Group are businesses we have owned before. Grand Canyon is a rapidly growing provider of online education to working adults. The company also operates a traditional four-year college campus in Phoenix with a strong non-denominational Christian heritage. Chairman Brent Richardson and CEO Brian Mueller lead a deep, experienced management team with a strong track record of industry accomplishment. Brown & Brown is an insurance brokerage headquartered in Daytona Beach. The company has a very strong corporate culture that helps attract and retain talented salespeople. The business generates significant excess cash flow, and the company has used it to successfully acquire smaller brokerages over the last fifty years.

We exited positions in Liberty Capital and Telephone & Data Systems during the quarter. Liberty Capital’s stock has more than quadrupled since year-end. Due to shrewd deal-making, an increasing percentage of the company’s asset value is in Sirius XM Radio securities. As the value drivers changed, we felt the stock became less of a natural fit for this Fund so we sold it. Telephone & Data Systems is a Chicago-based telecommunications company that we have owned virtually since the Fund’s inception. While we continue to believe the company’s assets are undervalued, we have less confidence that the company is being managed for the benefit of all shareholders.

In the fixed-income area, we found fewer clear buying opportunities as corporate bonds in particular continued to rally. We were able to purchase Republic Services and Wrigley bonds at acceptable prices, bringing the Fund’s corporate bond exposure to 13% of net assets. We also bought a small piece of an attractive new Coinstar convertible debt issue, which pays a reasonable current coupon and has substantial potential upside. Mortgage-backed securities (MBS) now account for 12% of net assets. Our holdings remain largely concentrated in seasoned, federal agency MBS with relatively short expected lives. These securities offer attractive coupon income with little risk of negative surprises. We continue to avoid Treasury securities at current price levels, and cash reserves now represent 19% of net assets.

	Total Returns			Average Annual Total Returns
	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	Since Inception

Balanced Fund	11.4%	25.8%	6.1%	-2.2%	1.6%	2.8%
Blended Index	10.7	13.5	-0.1	-0.8	2.5	3.6
S&P 500	15.6	19.3	-6.9	-5.4	1.0	3.0
Barclays Intermediate Credit	3.3	4.9	10.0	6.2	4.7	4.3

See page 4 for additional performance disclosures.

32	Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

TopTen Stocks
Berkshire Hathaway	3.8%
Comcast	2.4
Martin Marietta Materials	2.3
Coinstar	2.2
United Parcel Service	2.1
Liberty Global	2.0
Redwood Trust	1.9
Laboratory Corp. of America	1.9
Microsoft	1.9
Diageo	1.8

% Net of Assets	22.3%

Industry Sectors
Consumer Discretionary	20.8%
Financials	8.5
Health Care	5.6
Materials	5.2
Information Technology	4.6
Consumer Staples	3.7
Energy	3.1
Industrials	2.1

Total Common Stocks	53.6

Short-Term Securities/Other	18.5
Corporate Bonds	13.3
Mortgage-Backed Securities	12.4
U.S. Treasury	1.4
Taxable Municipal Bonds	0.5
Convertible Bonds	0.3

Total Bonds & Short-Term Securities	46.4%

Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2009
Positive (000’s)		Negative (000’s)
Liberty Media - Interactive	$968	Omnicare	$(129)
Liberty Global	507	WellPoint	(44)
Ticketmaster	369	Laboratory Corp. of America	(42)
American Express	363	Potash	(9)

Berkshire Hathaway	348		$(224)
Other (net)	4,567

	$7,122

Net Portfolio Gains	$6,898

www.weitzfunds.com	33

BALANCED FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

COMMON STOCKS — 53.6%	Shares	Value
Consumer Discretionary — 20.8%
Broadcasting & Cable TV — 6.5%
Comcast Corp. - CL A Special	100,000	$1,608,000
Liberty Global, Inc. - Series C*	60,000	1,347,600
Discovery Communications, Inc. - CL C*	30,000	780,900
The DIRECTV Group, Inc.*	25,000	689,500

		4,426,000

Retailing — 4.1%
Liberty Media Corp. -
Interactive - Series A*	107,400	1,178,178
Ticketmaster*	70,000	818,300
Cabela’s, Inc. - CL A*	60,000	800,400

		2,796,878

Education Services — 3.6%
Grand Canyon Education, Inc.*	60,000	1,069,800
Apollo Group, Inc. - CL A*	10,000	736,700
Strayer Education, Inc.	3,000	653,040

		2,459,540

Consumer Services — 3.1%
Coinstar, Inc.*	45,000	1,484,100
Interval Leisure Group, Inc.*	50,000	624,000

		2,108,100

Media — 2.4%
The Washington Post Co. - CL B	2,000	936,160
News Corp. - CL A	60,000	719,400

		1,655,560

Consumer Durables & Apparel — 1.1%
Mohawk Industries, Inc.*	15,000	715,350

		14,161,428
Financials — 8.5%
Insurance — 5.6%
Berkshire Hathaway, Inc. - CL B*	775	2,575,325
Willis Group Holdings Ltd.	30,000	846,600
Brown & Brown, Inc.	20,000	383,200

		3,805,125

Mortgage REIT’s — 1.9%
Redwood Trust, Inc.	85,000	1,317,500

Diversified Financials — 1.0%
American Express Co.	20,000	678,000

		5,800,625

	Shares	Value
Health Care — 5.6%
Health Care Equipment & Services — 3.3%
Laboratory Corp. of America Holdings*	20,000	$1,314,000
Omnicare, Inc.	40,000	900,800

		2,214,800

Managed Health Care — 2.3%
WellPoint, Inc.*	17,500	828,800
UnitedHealth Group, Inc.	30,000	751,200

		1,580,000

		3,794,800
Materials — 5.2%
Construction Materials — 4.7%
Martin Marietta Materials, Inc.	17,000	1,565,190
Eagle Materials, Inc.	37,000	1,057,460
Vulcan Materials Co.	11,000	594,770

		3,217,420

Fertilizers & Agricultural Chemicals — 0.5%
Potash Corp. of Saskatchewan, Inc.	3,500	316,190

		3,533,610
Information Technology — 4.6%
Software & Services — 2.9%
Microsoft Corp.	50,000	1,294,500
ACI Worldwide, Inc.*	47,500	718,675

		2,013,175

Technology Hardware & Equipment — 1.7%
Dell, Inc.*	75,000	1,144,500

		3,157,675
Consumer Staples — 3.7%
Food Beverage & Tobacco — 1.8%
Diageo PLC - Sponsored ADR	20,000	1,229,800

Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc.	15,000	736,350

Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	579,200

		2,545,350

34	Weitz Funds	The accompanying notes form an integral part of these financial statements.

COMMON STOCKS — 53.6%	Principal amount or shares	Value
Energy — 3.1%
Energy — 3.1%
XTO Energy, Inc.	25,000	$1,033,000
EOG Resources, Inc.	4,500	375,795
Devon Energy Corp.	3,500	235,655
Apache Corp.	2,500	229,575
ConocoPhillips	5,000	225,800

		2,099,825
Industrials — 2.1%
Transportation — 2.1%
United Parcel Service, Inc.	25,000	1,411,750

Total Common Stocks
(Cost $35,932,006)		36,505,063

CORPORATE BONDS — 13.3%
American Express Credit Corp.
7.3% 8/20/13	$650,000	721,458
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	300,000	310,216
Comcast Corp.
6.5% 1/15/15	300,000	334,664
4.95% 6/15/16	193,000	197,691
Dell, Inc.
5.625% 4/15/14	250,000	276,528
Host Hotels & Resorts LP
6.875% 11/01/14	500,000	491,250
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	105,957
Level 3 Financing, Inc.
9.25% 11/01/14	750,000	664,687
Liberty Media LLC
5.7% 5/15/13	750,000	714,375
Markel Corp.
6.8% 2/15/13	300,000	304,494
Martin Marietta Materials, Inc.
6.6% 4/15/18	400,000	415,694
Mohawk Industries, Inc.
6.5% 1/15/11	400,000	411,906

	Principal amount or shares	Value
Republic Services, Inc. (Allied Waste)
7.875% 4/15/13	$850,000	$871,915
Texas Industries, Inc.
7.25% 7/15/13	250,000	241,250
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	267,301
7.5% 4/01/14	120,000	137,765
USG Corp.
6.3% 11/15/16	800,000	684,000
WellPoint, Inc.
6.0% 2/15/14	250,000	269,347
Wells Fargo & Co.
3.98% 10/29/10	250,000	254,785
4.375% 1/31/13	750,000	775,069
Willis North America, Inc.
6.2% 3/28/17	250,000	245,081
WM Wrigley Jr. Co.
4.3% 7/15/10	350,000	355,250

Total Corporate Bonds
(Cost $8,132,416)		9,050,683

CONVERTIBLE BONDS — 0.3%
Coinstar, Inc. 4% 9/01/14 (Cost $180,000)	180,000	196,425

MORTGAGE-BACKED SECURITIES — 12.4%(c)
Federal Home Loan Mortgage Corporation — 6.7%
Collateralized Mortgage Obligations — 6.7%
2548 CL HB — 4.5% 2010 (0.2 years)	652,556	657,491
2665 CL WY — 4.5% 2027 (0.3 years)	321,156	323,746
2945 CL PC — 5.5% 2028 (0.6 years)	500,000	514,612
3028 CL MB — 5.0% 2026 (0.6 years)	212,076	217,990
2975 CL OD — 5.5% 2027 (0.9 years)	800,000	837,145
2542 CL LD — 5.0% 2022 (1.5 years)	611,946	642,537
2831 CL AB — 5.0% 2018 (1.6 years)	200,609	210,702
2926 CL AB — 5.0% 2019 (1.7 years)	518,860	544,211
2627 CL LE — 3.0% 2017 (2.0 years)	591,738	602,382

		4,550,816

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	35

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

MORTGAGE-BACKED SECURITIES — 12.4%(c)	Principal amount	Value
Federal National Mortgage Association — 4.6%
Collateralized Mortgage Obligations — 4.6%
2003-87 CL TG — 4.5% 2014 (0.2 years)	$161,674	$162,442
2002-55 CL VA — 5.5% 2013 (0.3 years)	193,936	196,672
2003-4 CL PD — 5.0% 2016 (0.7 years)	534,791	548,469
2005-59 CL PB — 5.5% 2028 (1.1 years)	650,000	682,540
2003-83 CL VA — 5.5% 2014 (1.5 years)	230,461	242,770
2002-91 CL QG — 5.0% 2018 (3.1 years)	750,000	797,146
2003-9 CL DB — 5.0% 2018 (4.0 years)	500,000	532,422

		3,162,461
Non-Government Agency — 1.1%
Collateralized Mortgage Obligations — 1.1%
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.4 years)(d)	576,556	530,552
Chase 2004-S1 CL A6 — 4.5% 2019
(3.2 years)	276,793	246,185

		776,737

Total Mortgage-Backed Securities
(Cost $8,217,967)		8,490,014

TAXABLE MUNICIPAL BONDS — 0.5%
University of California 4.85% 5/15/13
(Cost $298,521)	300,000	319,485

U.S. TREASURY — 1.4%
U.S. Treasury Inflation-Indexed Note
1.375% 7/15/18 (Cost $907,692)	998,710	990,283

SHORT-TERM SECURITIES — 18.9%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.02%(a)	3,364,553	$3,364,553
U.S. Treasury Bills, 0.07% to 0.13%, 11/19/09 to 12/17/09(b)	$9,500,000	9,499,011

Total Short-Term Securities
(Cost $12,863,030)		12,863,564

Total Investments in Securities
(Cost $66,531,632)		68,415,517
Other Liabilities in Excess of Other Assets — (0.4%)		(287,387)

Net Assets — 100.0%		$68,128,130

Net Asset Value Per Share		$9.76

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2009.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

36	Weitz Funds	The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +3.6% in the third calendar quarter, compared to a +3.3% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the first six months of our fiscal year, the Short-Intermediate Income Fund returned +7.8% compared to +5.0% for the BCIGC.

Credit markets had the wind at their back in the third quarter, and most of the past six months. The result was a continuation of a tremendous rally in corporate bond prices (yields fell) and other credit sensitive securities that began in March. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch fell to 235 basis points as of September 30, an additional 100 basis point decline in the third quarter (a basis point represents one one-hundredth of a percentage point).

The speed and magnitude with which credit risk has been re-priced by investors in 2009 has been historic by nearly any measure. A year ago credit markets were nearly frozen and few companies had access to capital at any price. Today, amid modest signs of economic improvement and thanks to massive accommodative fiscal and monetary policy, strong investor demand has allowed borrowers to raise more than $1 trillion in corporate bonds in 2009. This has helped bolster cash holdings and extend maturities, alleviating refinance risk at many companies. Time, of course, will tell if the U.S. economy is on stronger economic footing, or if the proverbial can has been kicked down the road to some future day of reckoning. We may not know the answer fully until the economy has been weaned from the fiscal and monetary medicine of the past year.

Even U.S. Treasury bond prices rose in the third quarter as investors tried to discern the true health of the underlying economy. Despite some anecdotal signs of economic stability, many economic data points signaled a slower recovery than some expected (hoped) as unemployment continued to rise, and consumer confidence and industrial capacity utilization remained low. This led to strong domestic and foreign demand for the supply of U.S. Treasury securities in the quarter to help finance the country’s large fiscal deficit. Overall, Treasury bond yields declined 20 to 30 basis points across the yield curve.

Principal contributors to our Fund’s results in the quarter, as well as the past six months, came from its corporate bond investments. Key contributors for the quarter included diversified holding company Leucadia National 8-year bonds (up 18%); building materials company USG Corporation 7-year bonds (up 15%); global payments and travel company American Express 8- and 10-year bonds (up 13% and 14%, respectively); insurance broker Willis North America 6- and 8-year bonds (up 12% and 11%, respectively); global insurance company Swiss RE 10-year bonds (up 12%); and office property developer and owner Boston Properties 6-year bonds (up 11%). Every other corporate bond holding added to results in the quarter as well with most of the balance appreciating mid-to-upper single digits (percentage-wise). Our corporate bond weighting declined to 34% at quarter end from 43% at June 30.

The balance of our portfolio performed reasonably well in the quarter, generating mostly coupon income returns with modest price appreciation. Mortgage-backed securities (MBS) increased as a percentage of Fund net assets (36% at September 30) as mortgage investments increasingly provided a more favorable risk/return opportunity when compared to, for example, the reduced spreads available in corporate bonds. In addition, U.S. Treasury bonds continue to represent a near historic low percentage of Fund net assets (4%), which has also helped Fund results so far in 2009, especially compared to the BCIGC.

Investment activity in the quarter was concentrated in the federal agency mortgage-backed securities (MBS) bond portion of our portfolio. These investments are backed by large pools of conventional mortgages backed by either Fannie Mae or Freddie Mac. We expect these bonds to generate reasonable-to-good returns over a one-to-five year average life. Due to the uncertain timing of principal repayment inherent in mortgage securities, a key in our selection process has been to minimize the (maturity) extension risk should interest rates rise.

A new corporate bond investment in the third quarter highlights the benefits our Fund receives from the work our research team conducts on companies. Republic

www.weitzfunds.com	37

Services (RSG) is a solid waste collection and disposal services company located in Phoenix. We have long thought of the company as an industry leader, noted for its strong management team. A routine field trip that Drew Weitz of our investment team coordinated this summer to visit the company helped to reinforce our view. Thanks to his subsequent work with respect to the company, we became more confident in RSG’s ability to deleverage its balance sheet after its purchase last year of competitor Allied Waste. While we have yet to invest in the equity of the company, Drew’s work helped us to identify a callable 4-year RSG bond with attractive returns to both call and maturity dates with a 7.6% current yield at purchase.

Overall portfolio metrics changed modestly during the quarter with the average maturity decreasing to 3.5 from 3.9 years and average duration decreasing to 1.7 from 2.4 years. Credit quality for the portfolio remains solid at AA-.

Outlook

The re-pricing of credit risk in the quarter presents a double-edged sword. While we have benefited from our increased exposure to corporate bonds through improved investment performance as prices have risen and spreads have decreased, future return prospects seem more evenly balanced. Corporate bond spreads are still materially higher than the lows reached in mid-2007, but appear more fairly priced versus the forced liquidation and fear induced levels of earlier this year. We will continue to patiently seek out areas of opportunity (like the Republic Services bonds mentioned previously) and are well positioned to take advantage of any market weakness.

Fund Strategy Review

Given the increased number of new shareholders in the Fund, we thought it might be helpful to review the Fund’s investment strategy. Longtime shareholders may wish to skip this section or read it as a review. Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity analysis.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality when conditions warranted. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but an aid to performance when rates rise.

For a small portion of our portfolio (currently about 8% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Short-Intermediate Income Fund	12.0%	6.5%	4.9%	5.5%	6.0%	6.2%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	10.0	6.2	4.7	5.9	6.3	6.8
1-5 Year U.S. Government/Credit	7.9	5.9	4.5	5.4	5.8	6.3
1-3 Year U.S. Government/Credit	6.2	5.4	4.3	4.9	5.4	5.9

See page 4 for additional performance disclosures.

38	Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	4.0%
U.S. Government Agency Mortgage Related Securities	35.1
Aaa/AAA	11.8
Aa/AA	2.0
A/A	9.9
Baa/BBB	14.9
Ba/BB	3.7
B/B	1.3
Caa/CCC	0.4
Non-rated	1.3
Common Stocks	1.6
Short-Term Securities/Other	14.0

Net Assets	100.0%

Sector Breakdown
Mortgage-Backed Securities	36.4%
Corporate Bonds	33.8
Short-Term Securities/Other	14.0
Government Agency	7.9
U.S. Treasury	4.0
Taxable Municipal Bonds	1.8
Common Stocks	1.6
Convertible Bonds	0.5

Net Assets	100.0%

Financial Attributes
Average Maturity	3.5 years
Average Duration	1.7 years
Average Coupon	4.5%
Average Rating	AA-
30-Day SEC Yield at 9-30-09	3.0%

Maturity Distribution
Short-Term Securities/Other	14.0%
Less than 1 Year	8.2
1 to 3 Years	34.7
3 to 5 Years	19.4
5 to 7 Years	10.6
7 to 10 Years	10.7
10 Years or more	0.8
Common Stock	1.6

Net Assets	100.0%

www.weitzfunds.com	39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

	Principal
CORPORATE BONDS — 33.8%	amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,121,242
Credit Corp. 7.3% 8/20/13	3,260,000	3,618,388
FSB Bank 5.55% 10/17/12	1,609,000	1,706,539
FSB Bank 6.0% 9/13/17	2,500,000	2,590,188
8.125% 5/20/19	1,000,000	1,184,737
Anheuser-Busch InBev
5.375% 11/15/14(e)	4,000,000	4,272,736
Autozone, Inc.
5.75% 1/15/15	1,250,000	1,332,410
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	387,771
4.6% 5/15/13	3,000,000	3,180,858
4.625% 10/15/13	1,000,000	1,058,812
4.85% 1/15/15	1,500,000	1,615,928
Boston Properties LP
5.625% 4/15/15	2,000,000	2,028,582
Comcast Corp.
10.625% 7/15/12	2,000,000	2,385,604
6.5% 1/15/15	2,081,000	2,321,453
4.95% 6/15/16	675,000	691,405
Dell, Inc.
5.625% 4/15/14	1,250,000	1,382,641
Diageo Capital PLC
4.85% 5/15/18	3,941,000	4,029,948
DIRECTV Holdings
4.75% 10/01/14(e)	2,000,000	2,005,000
Goldman Sachs Group, Inc.
5.35% 1/15/16	3,000,000	3,102,600
Home Depot, Inc.
4.625% 8/15/10	1,500,000	1,543,494
Host Hotels & Resorts LP
6.875% 11/01/14	2,500,000	2,456,250
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,125,746
4.75% 5/01/13	1,900,000	2,013,183
5.15% 10/01/15	3,500,000	3,635,821
6.3% 4/23/19	2,500,000	2,734,268
Leucadia National Corp.
7.125% 3/15/17	2,500,000	2,412,500
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,772,500
Liberty Media LLC
5.7% 5/15/13	5,240,000	4,991,100
Markel Corp.
6.8% 2/15/13	5,475,000	5,557,021
7.125% 9/30/19	1,800,000	1,870,423
Martin Marietta Materials, Inc.
6.6% 4/15/18	2,600,000	2,702,008

	Principal
	amount	Value
Mohawk Industries, Inc.
6.5% 1/15/11	$3,695,000	$3,804,978
News America Holdings
9.25% 2/01/13	2,222,000	2,612,165
Republic Services, Inc. (Allied Waste)
7.875% 4/15/13	7,102,000	7,285,111
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	4,697,300
Target Corp.
8.6% 1/15/12	3,000,000	3,386,550
Texas Industries, Inc.
7.25% 7/15/13	1,250,000	1,206,250
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,138,408
7.5% 4/01/14	1,700,000	1,951,666
Time Warner, Inc.
6.875% 5/01/12	4,189,000	4,614,058
UnitedHealth Group, Inc.
4.75% 2/10/14	3,000,000	3,079,782
USG Corp.
6.3% 11/15/16	5,000,000	4,275,000
Washington Post Co.
7.25% 2/01/19	3,500,000	3,878,385
WellPoint, Inc.
4.25% 12/15/09	1,124,000	1,131,740
5.0% 1/15/11	1,000,000	1,030,964
6.0% 2/15/14	2,000,000	2,154,778
Wells Fargo & Co.
3.98% 10/29/10	1,750,000	1,783,493
4.375% 1/31/13	4,000,000	4,133,700
3.75% 10/01/14	1,000,000	996,118
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,080,031
Willis North America, Inc.
5.625% 7/15/15	2,000,000	1,967,262
6.2% 3/28/17	1,753,000	1,718,512
WM Wrigley Jr. Co.
4.3% 7/15/10	5,285,000	5,364,275
XTO Energy, Inc.
5.75% 12/15/13	2,250,000	2,432,543
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,023,518

Total Corporate Bonds
(Cost $130,192,147)		142,577,743

40	Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
CONVERTIBLE BONDS — 0.5%	amount	Value
Coinstar, Inc.
4% 9/01/14 (Cost $1,820,000)	$1,820,000	$1,986,075

MORTGAGE-BACKED SECURITIES — 36.4%(d)
Federal Home Loan Mortgage Corporation — 14.8%
Collateralized Mortgage Obligations — 13.4%
2921 CL A — 5.5% 2018 (0.2 years)	443,107	446,710
2548 CL HB — 4.5% 2010 (0.2 years)	3,697,818	3,725,783
2665 CL WY — 4.5% 2027 (0.3 years)	1,712,830	1,726,648
2692 CL QT — 4.5% 2018 (0.5 years)	1,068,799	1,088,571
2945 CL PC — 5.5% 2028 (0.6 years)	2,000,000	2,058,447
2743 CL HC — 4.5% 2015 (0.7 years)	2,170,713	2,221,988
2765 CL JN — 4.0% 2019 (0.7 years)	727,168	741,538
3200 CL AD — 5.5% 2029 (0.9 years)	2,178,641	2,260,532
3200 CL NA — 5.5% 2032 (0.9 years)	2,092,608	2,149,099
2975 CL OD — 5.5% 2027 (0.9 years)	2,700,000	2,825,364
3098 CL HA — 5.5% 2023 (1.1 years)	3,200,043	3,334,099
R009 CL AJ — 5.75% 2018 (1.3 years)	1,182,073	1,236,319
R010 CL AB — 5.5% 2019 (1.4 years)	4,794,764	5,002,812
2829 CL DJ — 4.5% 2018 (1.5 years)	4,616,664	4,790,678
R011 CL AB — 5.5% 2020 (1.5 years)	1,836,182	1,921,751
3042 CL HA — 5.5% 2029 (1.6 years)	3,432,093	3,589,925
2831 CL AB — 5.0% 2018 (1.6 years)	802,436	842,808
2999 CL NB — 4.5% 2017 (1.8 years)	4,000,000	4,175,726
2627 CL LE — 3.0% 2017 (2.0 years)	1,035,541	1,054,168
2574 CL JM — 5.0% 2022 (2.2 years)	2,163,548	2,283,405
3556 CL MA — 5.0% 2037 (2.2 years)	3,832,780	3,973,077
3170 CL EA — 4.5% 2020 (2.5 years)	4,663,567	4,872,575

		56,322,023
Pass-Through Securities — 1.4%
18190 — 5.5% 2022 (2.4 years)	499,800	529,749
1386 — 5.0% 2018 (2.6 years)	291,097	309,517
13300 — 4.5% 2023 (3.2 years)	4,970,840	5,157,003

		5,996,269

		62,318,292
Federal National Mortgage Association — 19.6%
Collateralized Mortgage Obligations — 15.7%
2003-20 CL QC — 5.0% 2027 (0.2 years)	87,852	88,056
2002-74 CL TD — 5.0% 2015 (0.3 years)	1,951,228	1,968,072
2003-113 CL PC — 4.0% 2015 (0.5 years)	527,525	535,411
2004-81 CL KC — 4.5% 2017 (1.1 years)	2,542,240	2,633,485

	Principal
	amount	Value

2005-59 CL PB — 5.5% 2028 (1.1 years)	$2,000,000	$2,100,122
2006-9 CL GA — 5.5% 2033 (1.3 years)	5,784,142	5,997,802
2003-16 CL PD — 5.0% 2016 (1.4 years)	2,500,000	2,619,818
2006-21 CL CA — 5.5% 2029 (1.4 years)	2,575,729	2,691,994
2007-32 CL BA — 5.5% 2034 (1.4 years)	8,217,772	8,555,373
2006-22 CL DA — 5.5% 2033 (1.4 years)	2,055,290	2,131,165
2005-9 CL A — 5.0% 2031 (1.6 years)	3,316,612	3,443,795
2003-27 CL DW — 4.5% 2017 (1.7 years)	1,000,000	1,041,549
2003-43 CL EX — 4.5% 2017 (1.8 years)	558,885	582,498
2003-39 CL LC — 5.0% 2022 (1.8 years)	789,466	829,471
2003-92 CL PD — 4.5% 2017 (1.9 years)	2,500,000	2,616,072
2004-40 CL BA — 4.5% 2018 (2.0 years)	3,522,455	3,671,475
2003-37 CL QD — 5.0% 2032 (2.3 years)	3,500,000	3,636,197
2006-78 CL AV — 6.5% 2017 (2.3 years)	1,831,219	1,969,630
2003-86 CL KT — 4.5% 2018 (2.3 years)	1,351,463	1,390,785
2009-27 CL JA — 5.0% 2036 (2.4 years)	4,407,153	4,576,223
2009-52 CL DC — 4.5% 2023 (2.5 years)	3,683,759	3,799,576
2007-42 CL YA — 5.5% 2036 (2.8 years)	3,455,344	3,672,044
2009-44 CL A — 4.5% 2023 (2.8 years)	4,462,196	4,647,245
2003-9 CL DB — 5.0% 2018 (4.0 years)	1,000,000	1,064,844

		66,262,702
Pass-Through Securities — 3.9%
256982 — 6.0% 2017 (1.4 years)	923,133	994,599
254863 — 4.0% 2013 (1.6 years)	315,885	324,221
255291 — 4.5% 2014 (1.9 years)	455,082	470,940
888439 — 5.5% 2022 (2.4 years)	2,151,349	2,282,615
251787 — 6.5% 2018 (2.5 years)	26,858	29,236
888595 — 5.0% 2022 (2.6 years)	2,476,281	2,611,122
254907 — 5.0% 2018 (2.7 years)	956,961	1,016,846
357985 — 4.5% 2020 (3.1 years)	1,127,501	1,181,531
357414 — 4.0% 2018 (3.2 years)	3,969,106	4,136,979
725232 — 5.0% 2034 (4.3 years)	3,376,173	3,505,557

		16,553,646

		82,816,348
Government National Mortgage Association – 0.7%
Collateralized Mortgage Obligations — 0.7%
GNR 2004-80 CL GC - 5.0% 2031
(1.2 years)	3,000,000	3,068,394

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal
Non-Government Agency — 1.3%	amount	Value
Collateralized Mortgage Obligations — 1.3%
CMSI 2003-11 CL 2A1 — 5.5% 2033
(0.6 years)	$779,557	$750,932
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.4 years)(e)	1,729,667	1,591,656
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(2.0 years)	2,113,368	2,106,600
WAMU 2003-S7 CL A1 — 4.5% 2018
(2.5 years)	815,346	812,103
Chase 2004-S1 CL A6 — 4.5% 2019
(3.2 years)	341,400	303,647

		5,564,938

Total Mortgage-Backed Securities
(Cost $151,284,721)		153,767,972
TAXABLE MUNICIPAL BONDS — 1.8%
Stratford, Connecticut 6.55% 2/15/13	500,000	515,370
University of California 4.85% 5/15/13	990,000	1,054,300
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,071,360
Los Angeles, CA Cmty Dev
6.0% 9/01/14	2,275,000	2,421,555
6.0% 9/01/15	1,220,000	1,288,674
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,299,743

Total Taxable Municipal Bonds
(Cost $7,403,576)		7,651,002
U.S. TREASURY AND GOVERNMENT AGENCY — 11.9%
U.S. Treasury — 4.0%
U.S. Treasury Inflation-Indexed Note
1.375% 7/15/18	1,997,420	1,980,566
U.S. Treasury Note
2.625% 4/30/16	6,000,000	5,924,064
3.0% 8/31/16	5,000,000	5,031,255
3.125% 5/15/19	4,000,000	3,937,188

		16,873,073
Government Agency — 7.9%
Fannie Mae
4.125% 4/28/10	2,000,000	2,042,144
2.0% 7/07/14(f)	5,000,000	5,017,300
Federal Home Loan Banks
4.16% 12/08/09	900,000	906,498
1.0% 6/08/12(f)	6,800,000	6,820,937
3.0% 10/13/16(f)	4,000,000	3,996,000
Freddie Mac
4.125% 6/16/10	1,000,000	1,025,627
5.5% 9/15/11	1,000,000	1,088,189
3.0% 6/30/14(f)	4,000,000	4,054,036

	Principal
	amount or
	shares	Value
5.0% 11/13/14	$3,000,000	$3,319,356
3.0% 10/05/16(f)	5,000,000	5,009,015

		33,279,102

Total U.S. Treasury and Government Agency
(Cost $49,287,977)		50,152,175
COMMON STOCKS — 1.6%
Redwood Trust, Inc.(a)	414,965	6,431,958
Newcastle Investment Corp.	45,000	133,650

Total Common Stocks
(Cost $7,336,539)		6,565,608
SHORT-TERM SECURITIES — 17.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.02%(b)	40,138,461	$40,138,461
U.S. Treasury Bills, 0.10% to 0.11%,
10/08/09 to 12/31/09(c)	$33,000,000	32,993,042

Total Short-Term Securities
(Cost $73,131,966)		73,131,503

Total Investments in Securities
(Cost $420,456,926)		435,832,078
Options Written — (0.0%)		(5,000)
Other Liabilities in Excess of Other Assets — (3.3%)		(13,992,477)

Net Assets — 100.0%		$421,834,601

Net Asset Value Per Share		$12.11

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Redwood Trust, Inc.	Oct. 2009 / $20	100,000	$(5,000)

Total Options Written
(premiums received $207,495)

(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.
(d)	Number of years indicated represents estimated average life of mortgage-backed securities.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at September 30, 2009.

42	Weitz Funds	The accompanying notes form an integral part of these financial statements.

This page has been left blank intentionally.

www.weitzfunds.com	43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Fund returned +3.6% in the third calendar quarter, compared to a +3.7% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the first six months of our Fund’s fiscal year, our Fund returned +4.8%, compared to +4.5% for our Fund’s primary benchmark. Contributors to our Fund’s performance were broad based as nearly all investments added to fund results through capital appreciation in addition to routine coupon income.

Municipal bonds performed well in the quarter as well as the first six months of our fiscal year. Strong demand from both institutional and retail investors and limited supply combined to push municipal bond prices higher and yields to generational lows. Demand for tax-free bonds has increased meaningfully in 2009 as the credit crisis has receded and as investors have sought alternatives to near- zero returns in, for example, money market funds. On the supply front, the growth of the Build America Bond program (BABs) has meaningfully reduced the amount of new issue tax-free bonds in the marketplace. The Build America Bond program, part of the massive federal stimulus program enacted earlier this year, has allowed states and municipalities to receive subsidies from the federal government when issuing taxable bonds (35% of the interest costs is reimbursed by the federal government). These Build America Bonds have at least partially supplanted the tax-free municipal bond issuance, which local governments have traditionally used to finance their operations, as they have accounted for approximately one-third of new municipal bonds issued since April.

Despite these supply and demand challenges, we were able to identify approximately $8 million of qualifying investments (15 new positions) for our Fund in the third quarter. Most of these new investments were in bonds with shorter maturities (under 5-years) as the risk/reward profile of longer-term bonds became less favorable, we believe, as their yields declined. Additions to the portfolio include the general obligation school bonds from the cities of Lexington, North Platte and Humphrey and electric revenue bonds from rural power distributor Wheat Belt Public Power District, which serves approximately 5,000 rural customers in west-central Nebraska. We believe these new investments among a variety of good quality issuers should generate reasonable returns over their shorter average life.

The average duration of our Fund declined to 3.5 from 3.9 years in the previous quarter and the average maturity fell to 7.2 from 7.5 years. Overall asset quality of our portfolio remains high, with a weighted average credit score or rating of AA-. In addition, we continue to maintain a practical liquidity position that should allow us to take advantage of any further opportunities as we search for investment value in the primary and secondary marketplace.

	Total
	Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Nebraska Tax-Free Income Fund*	10.0%	4.3%	3.7%	4.6%	4.9%	5.3%
Barclays Capital 5-Year Municipal Bond Index	11.0	6.1	4.6	5.2	5.3	5.9

See page 4 for additional performance disclosures.

*

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

44	Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	77.6%
Commonwealth of Puerto Rico	4.9
Illinois	1.9
Florida	1.6
District of Columbia	1.3
Missouri	1.0
Alaska	0.7
Minnesota	0.0
Short-Term Securities/Other	11.0

Net Assets	100.0%

Financial Attributes
Average Maturity	7.2 years
Average Duration	3.5 years
Average Coupon	4.1%
Average Rating	AA-
30-Day SEC Yield at 9-30-09	2.3%
Income from municipals exempt from federal
and Nebraska income taxes	Approx. 83%
Income subject to alternative
minimum tax	Less than 6%

Sector Breakdown
Power	22.8%
Hospital	14.7
Higher Education	11.9
Water/Sewer	8.2
General	4.2
Airport/Transportation	3.1
Lease Revenue	2.7
Housing	1.4

Total Revenue	69.0

School District	7.9
City/Subdivision	6.0
State/Commonwealth	4.2

Total General Obligation	18.1

Escrow/Pre-Refunded	1.9
Short-Term Securities/Other	11.0

Net Assets	100.0%

www.weitzfunds.com	45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 89.0%	amount	Value
Alaska — 0.7%
University of Alaska, University Revenue, Series J, FSA Insured
5.0%, 10/01/17	$500,000	$501,700
District of Columbia — 1.3%
Metropolitan Washington D.C., Airports Authority, Revenue, Refunding,
Series 1999A, AMT
5.25%, 10/01/16	900,000	910,080
Florida — 1.6%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,132,650
Illinois — 1.9%
Illinois Finance Authority, Revenue, Series 2009A, Northwestern
Memorial Hospital
5.0%, 8/15/17	245,000	268,505
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	120,000	130,544
Illinois State, General Obligation, FGIC Insured
5.0%, 3/01/19	500,000	506,530
Illinois State, Sales Tax Revenue, Series Z
5.0%, 6/15/19	500,000	506,555

		1,412,134
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	20,000	20,039
Missouri — 1.0%
Joplin, Industrial Development Authority, Revenue, Series A, Catholic
Health Initiatives
5.125%, 12/01/15	750,000	752,520
Nebraska — 77.6%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	261,032
4.4%, 12/15/17	250,000	260,837
5.3%, 12/15/18	700,000	700,315
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	506,845
Series B, 4.65%, 6/15/12	500,000	505,920
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	356,810
2.15%, 12/15/13	490,000	495,620

	Principal
	amount	Value
Douglas County, Educational Facility Revenue, Series A,
Creighton University Project, FGIC Insured
3.5%, 9/01/12	$255,000	$265,424
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,055
Quality Living Inc. Project
4.7%, 10/01/17	255,000	211,127
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	500,000	513,150
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,069,040
5.5%, 8/15/21	1,430,000	1,544,729
Lakeside Village Project
5.125%, 12/15/22	500,000	487,185
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	406,296
5.0%, 11/15/15	295,000	313,175
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	534,240
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	540,805
4.0%, 6/15/17	750,000	801,570
Douglas County, Ralston Public School District #54, FSA Insured
5.125%, 12/15/21	500,000	529,610
5.2%, 12/15/26	500,000	518,410
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington
5.75%, 12/01/14	195,000	195,086
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry
Doorly Zoo Project
4.2%, 9/01/16	600,000	620,784
4.75%, 9/01/17	200,000	210,320
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project
5.35%, 5/01/19	500,000	500,275
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	531,620
5.125%, 8/15/16	500,000	532,695
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	495,619
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	896,335
3.45%, 4/01/14	650,000	667,784

46	Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
Nebraska — 77.6%	amount	Value

Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	$750,000	$786,915
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
4.0%, 6/01/10	380,000	384,944
Series A, 5.0%, 6/01/16	500,000	535,580
Series A, 5.0%, 6/01/17	500,000	535,785
Series B-2, LOC - U.S. Bank, 0.35%,
6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding
5.2% 7/01/19	200,000	200,216
Lincoln County, North Platte School District #001, General Obligation, Refunding
2.0%, 12/15/13	770,000	780,433
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/10	500,000	520,810
5.0%, 9/01/18	1,000,000	1,144,940
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,053,780
Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	250,000	250,917
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	983,129
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	841,768
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	407,242
BHAC Insured, 5.0%, 4/01/20	500,000	584,990
NEBHELP, Inc., Revenue, Series A-5A, AMT
6.2%, 6/01/13	290,000	301,081
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	502,450
Nebraska Wesleyan University Project, Radian Insured
5.15%, 4/01/22	1,000,000	1,005,590
Nebraska Educational Telecommunications Commission, Revenue,
DTV Project
6.0%, 2/01/10	310,000	314,966
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund
5.15%, 1/01/16	200,000	200,970
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	260,645

	Principal
	amount	Value

Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	$275,000	$278,778
4.05%, 9/01/12	325,000	329,570
4.125%, 3/01/13	360,000	365,245
Nebraska Public Power District, Revenue
Series B, 5.0%, 1/01/15	885,000	998,360
Series B-2, 5.0%, 1/01/16	1,000,000	1,112,930
Series B, 5.0%, 1/01/18	800,000	912,400
Series B, 5.0%, 1/01/21	1,000,000	1,106,750
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	439,931
5.0%, 7/15/16	200,000	226,254
4.0%, 7/15/17	200,000	211,392
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	802,890
Omaha, Douglas County, General Obligation, Public
Building Commission
5.1%, 5/01/20	750,000	790,628
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,097,290
5.25%, 10/15/19	250,000	301,530
Omaha, Public Facilities Corp., Lease Revenue,
Series C, Rosenblatt Stadium Project
3.9%, 10/15/17	235,000	252,425
3.95%, 10/15/18	240,000	255,550
Series 2009, Omaha Baseball Stadium Project
5.0%, 6/01/23	770,000	872,672
Omaha Public Power District, Electric Revenue
Series A, 4.3%, 2/01/12, Pre-Refunded
2/01/10 @ 100	500,000	506,680
Series A, 5.0%, 2/01/17, Pre-Refunded
2/01/10 @ 100	400,000	406,280
Series A, Escrowed to Maturity
7.625%, 2/01/12	320,000	347,619
Series A, 4.25%, 2/01/18	900,000	944,217
Series A, 4.1%, 2/01/19	1,000,000	1,074,850
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,028,020
Series C, 5.5%, 2/01/14	280,000	317,486
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	565,828
4.0%, 11/15/14	250,000	277,688

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal
Nebraska — 77.6%	amount	Value
Papillion-La Vista, Sarpy County School District #27,
General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	$930,000	$948,572
Series 2009, 5.0%, 12/01/28	500,000	547,280
Papillion, Water Revenue System, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	500,000	502,025
Platte County, Hospital Authority #1, Revenue, Columbus Community
Hospital Project, Radian Insured
5.9%, 5/01/15	250,000	254,213
Platte County, Humphrey Public School District #67,
General Obligation, Refunding
1.2%, 8/15/10	240,000	240,514
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured
5.0%, 1/01/18	750,000	817,958
5.0%, 1/01/26	800,000	834,016
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,699
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III
6.2%, 2/15/14	105,000	105,244
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,076,550
State of Nebraska, Certificate of Participation, Series 2009B
2.1%, 8/01/13	590,000	595,570
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project
4.0%, 4/15/11	1,000,000	1,051,290
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	604,952
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	422,787
5.0%, 5/15/33	700,000	746,396
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	637,925
5.0%, 5/15/27	800,000	872,400
Refunding, Lincoln Parking Project
4.0%, 6/01/17	1,070,000	1,156,199

	Principal
	amount or
	shares	Value
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2% 9/01/16	$330,000	$333,396
3.4%, 9/01/17	415,000	418,482
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2% 6/01/12	200,000	201,250
2.7%, 6/01/13	150,000	150,822

		56,211,667
Puerto Rico — 4.9%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	990,000	1,044,084
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	930,835
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,044,340
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	526,070

		3,545,329

Total Municipal Bonds
(Cost $61,939,037)		64,486,119

SHORT-TERM SECURITIES — 12.6%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.24%(a)
(Cost $9,102,599)	9,102,599	$9,102,599

Total Investments in Securities
(Cost $71,041,636)		73,588,718
Other Liabilities in Excess of Other Assets — (1.6%)		(1,161,650)

Net Assets — 100.0%		$72,427,068

Net Asset Value Per Share		$10.26

(a) Rate presented represents the annualized 7-day yield at September 30, 2009.

48	Weitz Funds	The accompanying notes form an integral part of these financial statements.

This page has been left blank intentionally.

www.weitzfunds.com	49

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the third calendar quarter with a 7-day effective yield of 0.10%.

(An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s yield, and hence return, continues to be stuck in a near- zero range. This is a result of the continued intention of the Federal Open Market Committee (FOMC) of the Federal Reserve to keep the Fed Funds rate (the overnight lending rate between banks which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period” as a means to promote economic recovery. The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the purview of our Fund. Since we invest in ultra high-quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 98% of our portfolio was invested in U.S. Treasury bills with the balance (2%) in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 23 days. While there have been some signs of economic stabilization, it remains likely that the Fed will keep short-term interest rates at near- zero at least for the remainder of 2009. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

On an administrative note, effective August 1, 2009 the Fund’s adviser contractually agreed to limit the total annual fund operating expenses to 0.20% of the Government Money Market Fund’s average daily net assets through July 31, 2010. The Fund’s adviser had previously agreed to cap Fund expenses at 0.10%. As a result, the Fund’s yield may decline by 0.10% should the Fund’s adviser decide to fully implement the new contractual limit of 0.20%. Given the low reinvestment yields discussed above, however, the adviser is currently voluntarily capping Fund expenses at 0.10%, but this could change at any time without notice.

50	Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2009 • (UNAUDITED)

	Principal
U.S. TREASURY — 98.0%†	amount	Value
U.S. Treasury Bill
0.22% 10/08/09	$5,000,000	$4,999,793
0.17% 10/15/09	28,000,000	27,998,176
0.18% 10/29/09	30,000,000	29,995,917
0.31% 11/05/09	15,000,000	14,995,625

Total U.S. Treasury		77,989,511

SHORT-TERM SECURITIES — 1.9%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.02%(a)	1,431,821	$1,431,821
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,537	52,537

Total Short-Term Securities		1,484,358

Total Investments in Securities
(Cost $79,473,869)		79,473,869
Other Assets Less Other Liabilities — 0.1%		105,222

Net Assets — 100.0%		$79,579,091

Net Asset Value Per Share		$1.00

† Interest rates presented represent the yield to maturity at the date of purchase.

(a) Rate presented represents the annualized 7-day yield at September 30, 2009.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	51

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2009 • (UNAUDITED)

	Value	Partners Value	Hickory	Partners III	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers*	$961,514,510	$571,123,164	$180,256,685	$216,131,054	$68,415,517	$435,832,078	$73,588,718	$79,473,869
Non-controlled affiliates*	—	5,242,262	—	—	—	—	—	—
Controlled affiliates*	—	—	—	2,967,150	—	—	—	—

	961,514,510	576,365,426	180,256,685	219,098,204	68,415,517	435,832,078	73,588,718	79,473,869
Accrued interest and dividends receivable	1,093,598	557,787	175,501	297,717	292,199	3,425,739	755,182	55
Due from broker	—	—	—	34,525,691	—	—	—	—
Receivable for securities sold	6,379,536	—	1,279,593	—	—	—	—	—
Receivable for fund shares sold	149,634	50,504	2,760	14,663	14	6,558,314	—	134,600

Total assets	969,137,278	576,973,717	181,714,539	253,936,275	68,707,730	445,816,131	74,343,900	79,608,524

Liabilities:
Due to adviser	1,139,233	668,983	225,179	227,723	72,972	202,187	53,725	21,214
Options written, at value †	1,699,250	1,079,500	219,500	152,000	—	5,000	—	—
Payable for securities purchased	1,484,802	—	—	—	506,628	21,462,608	1,841,107	—
Payable for fund shares redeemed	708,347	414,130	241,811	1,908,171	—	2,311,735	22,000	7,000
Securities sold short#	—	—	—	36,503,800	—	—	—	—
Other	—	—	—	1,339	—	—	—	1,219

Total liabilities	5,031,632	2,162,613	686,490	38,793,033	579,600	23,981,530	1,916,832	29,433

Net assets applicable to shares outstanding	$964,105,646	$574,811,104	$181,028,049	$215,143,242	$68,128,130	$421,834,601	$72,427,068	$79,579,091

Composition of net assets:
Paid-in capital	$1,274,898,672	$825,067,812	$291,489,985	$234,657,624	$79,517,592	$409,341,496	$69,848,906	$79,557,416
Accumulated undistributed net investment income (loss)	(978,961)	(1,288,273)	(661,421)	(904,974)	436,944	(42,650)	45,833	—
Accumulated net realized gain (loss)	(308,336,479)	(227,479,816)	(109,859,697)	(51,299,781)	(13,710,291)	(3,041,892)	(14,753)	21,675
Net unrealized appreciation (depreciation) of investments	(1,477,586)	(21,488,619)	59,182	32,690,373	1,883,885	15,577,647	2,547,082	—

Total net assets applicable to shares outstanding	$964,105,646	$574,811,104	$181,028,049	$215,143,242	$68,128,130	$421,834,601	$72,427,068	$79,579,091

Total shares outstanding (indefinite number of no par value shares authorized)	41,979,331	36,034,473	6,723,606	25,132,572	6,976,840	34,843,619	7,061,210	79,557,416

Net asset value, offering and redemption price per share of shares outstanding	$22.97	$15.95	$26.92	$8.56	$9.76	$12.11	$10.26	$1.00

*Cost of investments in securities:
Unaffiliated issuers	$962,964,513	$595,605,342	$180,329,909	$198,409,391	$66,531,632	$420,456,926	$71,041,636	$79,473,869
Non-controlled affiliates	—	2,174,852	—	—	—	—	—	—
Controlled affiliates	—	—	—	2,894,741	—	—	—	—

	$962,964,513	$597,780,194	$180,329,909	$201,304,132	$66,531,632	$420,456,926	$71,041,636	$79,473,869

† Premiums from options written	$1,671,667	$1,005,649	$351,906	$295,242	$—	$207,495	$—	$—
# Proceeds from short sales	$—	$—	$—	$51,256,859	$—	$—	$—	$—

52	Weitz Funds

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2009 • (UNAUDITED)

	Value	Partners Value	Hickory	Partners III	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers*	$3,989,492	$1,763,195	$386,419	$670,888	$206,144	$—	$—	$—
Interest	560,013	155,261	22,648	127,594	597,296	6,191,937	1,258,472	118,265

Total investment income	4,549,505	1,918,456	409,067	798,482	803,440	6,191,937	1,258,472	118,265

Expenses:
Investment advisory fee	4,465,859	2,603,597	814,387	963,339	245,566	548,986	131,123	192,586
Administrative fee	487,323	301,097	122,176	137,071	56,852	177,984	60,500	86,834
Custodial fees	10,249	7,024	4,282	4,601	2,779	2,256	978	2,196
Dividend expense on
securities sold short	—	—	—	302,821	—	—	—	—
Interest expense	—	—	—	211,745	—	—	—	—
Registration fees	25,645	23,263	12,854	10,059	9,494	11,699	7,170	23,799
Sub-transfer agent fees	175,643	67,915	52,214	19,628	17,017	28,923	13,439	20,707
Trustees fees	68,265	41,628	12,315	14,002	4,584	17,486	4,583	6,868
Other expenses	291,178	161,330	52,260	40,190	29,746	76,031	34,912	37,522

	5,524,162	3,205,854	1,070,488	1,703,456	366,038	863,365	252,705	370,512
Less expenses reimbursed by investment adviser	—	—	—	—	—	—	(6,849)	(322,365)

Net expenses	5,524,162	3,205,854	1,070,488	1,703,456	366,038	863,365	245,856	48,147

Net investment income (loss)	(974,657)	(1,287,398)	(661,421)	(904,974)	437,402	5,328,572	1,012,616	70,118

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(132,485,891)	(62,219,286)	(26,365,856)	(17,168,727)	(1,938,268)	(342,783)	50,286	1,603
Non-controlled affiliates	(13,427,604)	394,485	—	—	—	—	—	—
Options written	2,682,145	670,013	12,579	(12,525)	43,424	—	—	—
Securities sold short	—	—	—	1,144,556	—	—	—	—

Net realized gain (loss)	(143,231,350)	(61,154,788)	(26,353,277)	(16,036,696)	(1,894,844)	(342,783)	50,286	1,603

Net unrealized appreciation (depreciation):
Unaffiliated issuers	400,180,544	213,428,768	75,751,044	85,048,105	15,568,870	14,649,136	2,046,584	—
Non-controlled affiliates	14,428,709	1,891,092	—	—	—	—	—	—
Controlled affiliates	—	—	—	1,205,116	—	—	—	—
Options written	(2,617,483)	(371,524)	132,406	57,243	—	202,495	—	—
Securities sold short	—	—	—	(11,533,615)	—	—	—	—

Net unrealized appreciation (depreciation)	411,991,770	214,948,336	75,883,450	74,776,849	15,568,870	14,851,631	2,046,584	—

Net realized and unrealized gain (loss) on investments	268,760,420	153,793,548	49,530,173	58,740,153	13,674,026	14,508,848	2,096,870	1,603

Net increase (decrease) in net assets resulting from operations	$267,785,763	$152,506,150	$48,868,752	$57,835,179	$14,111,428	$19,837,420	$3,109,486	$71,721

* Foreign taxes withheld	$375	$—	$—	$—	$53	$—	$—	$—

www.weitzfunds.com	53

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Hickory		Partners III
	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009

Increase (decrease) in net assets:

From operations:
Net investment income (loss)	$(974,657)	$2,459,689	$(1,287,398)	$408,161	$(661,421)	$(300,161)	$(904,974)	$(851,845)
Net realized gain (loss)	(143,231,350)	(164,427,145)	(61,154,788)	(91,165,218)	(26,353,277)	(28,562,918)	(16,036,696)	(20,921,512)
Net unrealized appreciation (depreciation)	411,991,770	(400,341,239)	214,948,336	(253,737,698)	75,883,450	(52,757,945)	74,776,849	(44,128,612)

Net increase (decrease) in net assets resulting from operations	267,785,763	(562,308,695)	152,506,150	(344,494,755)	48,868,752	(81,621,024)	57,835,179	(65,901,969)

Distributions to shareholders from:
Net investment income	(2,460,544)	(11,232,194)	(402,905)	(1,408,647)	—	(238,946)	—	(330,774)
Net realized gains	—	—	—	—	—	—	—	—

Total distributions	(2,460,544)	(11,232,194)	(402,905)	(1,408,647)	—	(238,946)	—	(330,774)

Fund share transactions:*
Proceeds from sales	32,302,866	114,763,025	31,023,043	67,403,597	6,379,458	14,126,448	9,202,158	17,782,756
Payments for redemptions	(97,956,327)	(557,153,948)	(39,732,718)	(512,120,998)	(8,032,933)	(55,311,201)	(6,803,405)	(56,044,013)
Reinvestment of distributions	2,340,752	10,196,612	346,345	1,247,229	—	188,495	—	324,494

Net increase (decrease) from fund share transactions	(63,312,709)	(432,194,311)	(8,363,330)	(443,470,172)	(1,653,475)	(40,996,258)	2,398,753	(37,936,763)

Total increase (decrease) in net assets	202,012,510	(1,005,735,200)	143,739,915	(789,373,574)	47,215,277	(122,856,228)	60,233,932	(104,169,506)

Net assets:
Beginning of period	$762,093,136	$1,767,828,336	$431,071,189	$1,220,444,763	$133,812,772	$256,669,000	$154,909,310	$259,078,816

End of period	$964,105,646	$762,093,136	$574,811,104	$431,071,189	$181,028,049	$133,812,772	$215,143,242	$154,909,310

Undistributed net investment income (loss)	$(978,961)	$2,456,240	$(1,288,273)	$402,030	$(661,421)	$—	$(904,974)	$—

*Transactions in fund shares:
Shares issued	1,592,863	5,288,815	2,187,545	4,710,205	269,808	608,298	1,215,286	2,594,355
Shares redeemed	(4,816,225)	(24,328,816)	(2,801,536)	(38,572,215)	(332,490)	(2,235,585)	(831,411)	(8,193,921)
Reinvested dividends	119,365	395,218	25,392	76,706	—	6,568	—	40,360

Net increase (decrease) in shares outstanding	(3,103,997)	(18,644,783)	(588,599)	(33,785,304)	(62,682)	(1,620,719)	383,875	(5,559,206)

54	Weitz Funds

	Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009	Six months ended Sept. 30, 2009 (Unaudited)	Year ended March 31, 2009

Increase (decrease) in net assets:

From operations:
Net investment income (loss)	$437,402	$864,749	$5,328,572	$5,860,391	$1,012,616	$2,016,526	$70,118	$1,365,721
Net realized gain (loss)	(1,894,844)	(9,435,638)	(342,783)	(2,619,179)	50,286	4,849	1,603	77,363
Net unrealized appreciation (depreciation)	15,568,870	(7,567,541)	14,851,631	76,126	2,046,584	(153,186)	—	—

Net increase (decrease) in net assets resulting from operations	14,111,428	(16,138,430)	19,837,420	3,317,338	3,109,486	1,868,189	71,721	1,443,084

Distributions to shareholders from:
Net investment income	(173,705)	(1,000,735)	(5,489,040)	(6,019,613)	(999,064)	(2,056,321)	(70,118)	(1,365,721)
Net realized gains	—	—	—	(1,214,034)	—	—	(54,600)	—

Total distributions	(173,705)	(1,000,735)	(5,489,040)	(7,233,647)	(999,064)	(2,056,321)	(124,718)	(1,365,721)

Fund share transactions:*
Proceeds from sales	6,146,572	4,356,590	258,099,590	100,753,440	10,934,745	14,789,893	24,517,031	129,067,113
Payments for redemptions	(4,274,990)	(12,247,410)	(37,672,000)	(48,914,883)	(2,053,619)	(11,400,220)	(52,384,747)	(125,309,999)
Reinvestment of distributions	169,832	979,737	5,042,182	6,992,668	848,092	1,700,466	115,707	1,303,170

Net increase (decrease) from fund share transactions	2,041,414	(6,911,083)	225,469,772	58,831,225	9,729,218	5,090,139	(27,752,009)	5,060,284

Total increase (decrease) in net assets	15,979,137	(24,050,248)	239,818,152	54,914,916	11,839,640	4,902,007	(27,805,006)	5,137,647

Net assets:
Beginning of period	$52,148,993	$76,199,241	$182,016,449	$127,101,533	$60,587,428	$55,685,421	$107,384,097	$102,246,450

End of period	$68,128,130	$52,148,993	$421,834,601	$182,016,449	$72,427,068	$60,587,428	$79,579,091	$107,384,097

Undistributed net investment income (loss)	$436,944	$173,247	$(42,650)	$117,818	$45,833	$32,281	$—	$—

*Transactions in fund shares:
Shares issued	677,884	496,402	21,646,418	8,803,519	1,083,421	1,483,038	24,517,031	129,067,113
Shares redeemed	(481,907)	(1,433,598)	(3,165,346)	(4,300,423)	(202,738)	(1,155,829)	(52,384,747)	(125,309,999)
Reinvested dividends	19,476	119,657	421,836	614,925	83,975	173,706	115,707	1,303,170

Net increase (decrease) in shares outstanding	215,453	(817,539)	18,902,908	5,118,021	964,658	500,915	(27,752,009)	5,060,284

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STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Six Months Ended September 30, 2009 • (Unaudited)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$57,835,179
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(29,130,665)
Proceeds from sale of investment securities	53,645,337
Proceeds from securities sold short	7,726,840
Short positions covered	(10,904,998)
Purchase of short-term investment securities, net	(9,601,449)
Decrease in accrued interest and dividends receivable	38,460
Decrease in receivable for securities sold	493,900
Decrease in receivable for fund shares sold	80,964
Increase in other liablilities	478
Increase in payable for fund shares redeemed	1,908,171
Increase in due to adviser	56,937
Net unrealized appreciation on investments, options and short sales	(74,776,849)
Net realized loss on investments, options and short sales	16,036,696

Net cash provided by operating activities	13,409,001

Cash flows from financing activities:
Proceeds from sales of fund shares	9,202,158
Payments for redemptions of fund shares	(6,803,405)
Increase in due from broker	(15,807,754)

Net cash used in financing activities	(13,409,001)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$211,267

56	Weitz Funds

VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009		Year ended March 31,
	(Unaudited)		2009		2008	2007	2006	2005
Net asset value, beginning of period	$16.90		$27.74		$40.09	$36.33	$36.14	$37.78

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.07		0.28	0.28	0.29	0.36
Net gain (loss) on securities (realized and unrealized)	6.15		(10.72)		(7.94)	6.31	1.14	1.51

Total from investment operations	6.13		(10.65)		(7.66)	6.59	1.43	1.87

Less distributions:
Dividends from net investment income	(0.06)		(0.19)		(0.28)	(0.28)	(0.37)	(0.21)
Distributions from realized gains	—		—		(4.41)	(2.55)	(0.87)	(3.30)

Total distributions	(0.06)		(0.19)		(4.69)	(2.83)	(1.24)	(3.51)

Net asset value, end of period	$22.97		$16.90		$27.74	$40.09	$36.33	$36.14

Total return	36.3	%†	(38.6	) %	(21.2)%	18.3%	4.0%	5.1%

Ratios/supplemental data:
Net assets, end of period ($000)	964,106		762,093		1,767,828	3,121,782	2,910,225	4,124,493
Ratio of expenses to average net assets	1.24	%*	1.20%		1.15%	1.13%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets	(0.22	)%*	0.20%		0.69%	0.71%	0.64%	0.95%
Portfolio turnover rate	5	%†	19%		22%	29%	40%	26%

*	Annualized
†	Not Annualized

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PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009		Year ended March 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.77		$17.33	$24.53	$23.52	$22.98	$22.52

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.01	0.07	0.10	0.14	0.15
Net gain (loss) on securities (realized and unrealized)	4.23		(5.55)	(4.67)	4.24	0.95	1.09

Total from investment operations	4.19		(5.54)	(4.60)	4.34	1.09	1.24

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.10)	(0.14)	(0.15)	(0.08)
Distributions from realized gains	—		—	(2.50)	(3.19)	(0.40)	(0.70)

Total distributions	(0.01)		(0.02)	(2.60)	(3.33)	(0.55)	(0.78)

Net asset value, end of period	$15.95		$11.77	$17.33	$24.53	$23.52	$22.98

Total return	35.6	%†	(32.0)%	(20.7)%	19.1%	4.8%	5.5%

Ratios/supplemental data:
Net assets, end of period ($000)	574,811		431,071	1,220,445	2,023,837	1,881,005	2,633,613
Ratio of expenses to average net assets	1.23	%*	1.19%	1.15%	1.14%	1.14%	1.13%
Ratio of net investment income (loss) to average net assets	(0.49	)%*	0.05%	0.29%	0.39%	0.49%	0.61%
Portfolio turnover rate	5	%†	29%	24%	31%	36%	22%

*	Annualized
†	Not Annualized

58	Weitz Funds

HICKORY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009		Year ended March 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$19.72		$30.53	$39.69	$34.21	$31.36	$28.86

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.04)	0.30	0.27	0.09	0.19
Net gain (loss) on securities (realized and unrealized)	7.30		(10.74)	(9.11)	5.42	2.84	2.54

Total from investment operations	7.20		(10.78)	(8.81)	5.69	2.93	2.73

Less distributions:
Dividends from net investment income	—		(0.03)	(0.35)	(0.21)	(0.08)	(0.23)
Distributions from realized gains	—		—	—	—	—	—

Total distributions	—		(0.03)	(0.35)	(0.21)	(0.08)	(0.23)

Net asset value, end of period	$26.92		$19.72	$30.53	$39.69	$34.21	$31.36

Total return	36.5	%†	(35.3)%	(22.3)%	16.6%	9.3%	9.4%

Ratios/supplemental data:
Net assets, end of period ($000)	181,028		133,813	256,669	386,062	329,883	328,636
Ratio of expenses to average net assets	1.31	%*	1.28%	1.21%	1.20%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.81	)%*	(0.16)%	0.77%	0.74%	0.28%	0.65%
Portfolio turnover rate	17	%†	28%	31%	42%	65%	58%

*	Annualized
†	Not Annualized

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PARTNERS III OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Six months					Three months
	ended					ended
	Sept. 30, 2009		Year ended March 31,			March 31,
	(Unaudited)		2009	2008	2007	2006(a)
Net asset value, beginning of period	$6.26		$8.55	$11.28	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	2.34		(2.24)	(2.28)	1.58	0.23

Total from investment operations	2.30		(2.28)	(2.19)	1.67	0.25

Less distributions:
Dividends from net investment income	—		(0.01)	(0.10)	(0.09)	—
Distributions from realized gains	—		—	(0.44)	(0.55)	—

Total distributions	—		(0.01)	(0.54)	(0.64)	—

Net asset value, end of period	$8.56		$6.26	$8.55	$11.28	$10.25

Total return	36.7	%†	(26.7)%	(20.1)%	16.4%	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	215,143		154,909	259,079	323,238	264,621
Ratio of net expenses to average net assets (c)	1.77	%*	1.81%	1.54%	1.57%	1.52	%*(b)
Ratio of net investment income (loss) to average net assets	(0.94	)%*	0.43%	0.86%	0.83%	0.72	%*
Portfolio turnover rate	22	%†	58%	51%	41%	32	%†

*	Annualized
†	Not Annualized
(a)	Fund commenced operations on January 1, 2006
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.
(c)

Included in the expense ratio is 0.22%, 0.12%, 0.07%, 0.14% and 0.12% related to interest expense and 0.32%, 0.47%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended September 30, 2009, March 31, 2009, 2008, 2007 and 2006, respectively.

60	Weitz Funds

BALANCED FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009		Year ended March 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.71		$10.05	$12.20	$11.30	$11.17	$10.52

Income (loss) from investment operations:
Net investment income	0.06		0.13	0.23	0.16	0.14	0.09
Net gain (loss) on securities (realized and unrealized)	2.02		(2.33)	(1.65)	1.15	0.53	0.80

Total from investment operations	2.08		(2.20)	(1.42)	1.31	0.67	0.89

Less distributions:
Dividends from net investment income	(0.03)		(0.14)	(0.24)	(0.15)	(0.12)	(0.06)
Distributions from realized gains	—		—	(0.49)	(0.26)	(0.42)	(0.18)

Total distributions	(0.03)		(0.14)	(0.73)	(0.41)	(0.54)	(0.24)

Net asset value, end of period	$9.76		$7.71	$10.05	$12.20	$11.30	$11.17

Total return	27.0	%†	(21.9)%	(12.3)%	11.8%	6.1%	8.5%

Ratios/supplemental data:
Net assets, end of period ($000)	68,128		52,149	76,199	87,962	64,850	54,234
Ratio of expenses to average net assets	1.19	%*	1.17%	1.12%	1.13%	1.15%	1.21%
Ratio of net investment income to average net assets	1.42	%*	1.37%	1.97%	1.53%	1.28%	0.89%
Portfolio turnover rate	20	%†	61%	44%	33%	36%	50%

*	Annualized
†	Not Annualized

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SHORT-INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009		Year ended March 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.42		$11.74	$11.42	$11.26	$11.50	$11.71

Income (loss) from investment operations:
Net investment income	0.19		0.43	0.46	0.47	0.38	0.26
Net gain (loss) on securities (realized and unrealized)	0.70		(0.20)	0.32	0.16	(0.19)	(0.16)

Total from investment operations	0.89		0.23	0.78	0.63	0.19	0.10

Less distributions:
Dividends from net investment income	(0.20)		(0.45)	(0.46)	(0.47)	(0.39)	(0.31)
Distributions from realized gains	—		(0.10)	—	—	(0.04)	—

Total distributions	(0.20)		(0.55)	(0.46)	(0.47)	(0.43)	(0.31)

Net asset value, end of period	$12.11		$11.42	$11.74	$11.42	$11.26	$11.50

Total return	7.8	%†	2.1%	7.0%	5.7%	1.7%	0.9%

Ratios/supplemental data:
Net assets, end of period ($000)	421,835		182,016	127,102	121,293	156,910	157,395
Ratio of net expenses to average net assets	0.63	%*	0.69%	0.70%	0.71%	0.74%	0.75%#
Ratio of net investment income to average net assets	3.86	%*	4.00%	3.94%	3.90%	3.29%	2.51%
Portfolio turnover rate	10	%†	25%	32%	7%	24%	41%

*	Annualized
†	Not Annualized
#	Absent voluntary waivers, the expense ratio would have been 0.76% for the year ended March 31, 2005.

62	Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Six months				Three months
	ended				ended
	Sept. 30, 2009		Year ended March 31,		March 31,
	(Unaudited)		2009	2008	2007(a)
Net asset value, beginning of period	$9.94		$9.95	$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	0.32		— #	(0.06)	—	#

Total from investment operations	0.47		0.35	0.30	0.09

Less distributions:
Dividends from net investment income	(0.15)		(0.36)	(0.36)	(0.08)
Distributions from realized gains	—		—	—	—

Total distributions	(0.15)		(0.36)	(0.36)	(0.08)

Net asset value, end of period	$10.26		$9.94	$9.95	$10.01

Total return	4.8	%†	3.6%	3.0%	0.9	%†

Ratios/supplemental data:
Net assets, end of period ($000)	72,427		60,587	55,685	45,460
Ratio of net expenses to average net assets(b)	0.75	%*	0.75%	0.75%	0.75	%*
Ratio of net investment income to average net assets	3.09	%*	3.56%	3.69%	3.74	%*
Portfolio turnover rate	8	%†	17%	8%	2	%†

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Fund commenced operations on January 1, 2007
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.77%, 0.78%, 0.80% and 1.02% for the periods ended September 30, 2009, March 31, 2009, 2008 and 2007, respectively.

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GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2009	Year ended March 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.001		0.013	0.042	0.047	0.030	0.010
Net realized gain on securities	—	#	— #	—	—	—	—

Total from investment operations	0.001		0.013	0.042	0.047	0.030	0.010

Less distributions:
Dividends from net investment income	(0.001)		(0.013)	(0.042)	(0.047)	(0.030)	(0.010)
Distributions from realized gains	—	#	—	—	—	—	—

Total distributions	(0.001)		(0.013)	(0.042)	(0.047)	(0.030)	(0.010)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.1	%†	1.4%	4.4%	4.8%	2.9%	1.0%

Ratios/supplemental data:
Net assets, end of period ($000)	79,579		107,384	102,246	79,066	61,008	40,689
Ratio of net expenses to average net assets(a)	0.10	%*	0.10%	0.10%	0.22%	0.50%	0.50%
Ratio of net investment income to average net assets	0.15	%*	1.31%	4.23%	4.74%	2.96%	1.00%

*	Annualized
†	Not Annualized
#	Amount less than $0.001
(a)

Absent expenses assumed by the Adviser, the expense ratio would have been 0.77%, 0.75%, 0.71%, 0.78%, 0.89% and 0.90% for the periods ended September 30, 2009, March 31, 2009, 2008, 2007, 2006 and 2005, respectively.

64	Weitz Funds

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 • (UNAUDITED)

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2009, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S.

Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•

Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

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•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax

66	Weitz Funds

years and as of September 30, 2009 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%,

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of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the six months ended September 30, 2009. The expenses reimbursed by the Adviser for the Nebraska Tax-Free Income Fund for the six months ended September 30, 2009 were $6,849. Through July 31, 2010, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.20% of the Fund’s average daily net assets. In addition, for the six months ended September 30, 2009, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.10% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the six months ended September 30, 2009 were $322,365.

As of September 30, 2009, the controlling shareholder of the Adviser held approximately 54% of the Partners III Fund, 49% of the Nebraska Tax-Free Income Fund, 39% of the Balanced Fund, 32% of the Government Money Market Fund and 18% of the Hickory Fund.

(4) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value
Distributions paid from:	Six months ended Sept. 30, 2009	Year ended March 31, 2009	Six months ended Sept. 30, 2009	Year ended March 31, 2009

Ordinary income	$2,460,544	$11,232,194	$402,905	$1,408,647
Long-term capital gains	—	—	—	—

Total distributions	$2,460,544	$11,232,194	$402,905	$1,408,647

	Hickory		Partners III
Distributions paid from:	Six months ended Sept. 30, 2009	Year ended March 31, 2009	Six months ended Sept. 30, 2009	Year ended March 31, 2009

Ordinary income	$—	$238,946	$—	$330,774
Long-term capital gains	—	—	—	—

Total distributions	$—	$238,946	$—	$330,774

	Balanced		Short-Intermediate Income
Distributions paid from:	Six months ended Sept. 30, 2009	Year ended March 31, 2009	Six months ended Sept. 30, 2009	Year ended March 31, 2009

Ordinary income	$173,705	$1,000,735	$5,489,040	$6,204,057
Long-term capital gains	—	—	—	1,029,590

Total distributions	$173,705	$1,000,735	$5,489,040	$7,233,647

	Nebraska Tax-Free Income		Government Money Market
Distributions paid from:	Six months ended Sept. 30, 2009	Year ended March 31, 2009	Six months ended Sept. 30, 2009	Year ended March 31, 2009

Ordinary income	$—	$25,051	$124,718	$1,365,721
Tax exempt income	999,064	2,031,270	—	—
Long-term capital gains	—	—	—	—

Total distributions	$999,064	$2,056,321	$124,718	$1,365,721

68	Weitz Funds

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory	Partners III
Undistributed ordinary income	$2,456,240	$402,030	$—	$—
Capital loss carryforwards	(113,609,398)	(91,465,140)	(72,006,767)	(23,153,116)
Post October capital loss deferral	(45,739,907)	(72,848,943)	(9,464,289)	(9,596,631)
Net unrealized appreciation
(depreciation)	(419,225,180)	(238,447,900)	(77,859,632)	(44,599,814)

	$(576,118,245)	$(402,359,953)	$(159,330,688)	$(77,349,561)

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$173,247	$117,818	$—	$74,672
Undistributed tax exempt income	—	—	32,281	—
Capital loss carryforwards	(5,635,175)	(2,291,530)	(65,039)	—
Post October capital loss deferral	(5,877,829)	(407,579)	—	—
Net unrealized appreciation
(depreciation)	(13,987,428)	726,016	500,498	—

	$(25,327,185)	$(1,855,275)	$467,740	$74,672

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Value, Partners Value, Partners III, Balanced and Short-Intermediate Income Funds carryforwards expire on March 31, 2017. The Hickory Fund has a capital loss carryforward of $72,006,767 which expires as follows: March 31, 2012 - $34,611,009 and March 31, 2017 - $37,395,758. The Nebraska Tax-Free Income Fund has a capital loss carryforward of $65,039 which expires as follows: March 31, 2015 - $3,797 and March 31, 2017 - $61,242.

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	$38,199,556	$22,955,793	$21,274,122	$38,848,254	$10,266,600	$211,933,281	$10,500,023
Proceeds	191,125,751	105,347,489	45,297,282	59,672,513	17,353,707	23,644,931	4,590,525

The cost of investments is the same for financial reporting and Federal income tax purposes for the Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $968,996,379, $600,562,440, $182,359,791, $204,077,029 and $66,589,363, respectively.

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At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	$126,397,423	$40,339,672	$20,417,200	$33,566,607	$5,431,535	$16,554,699	$2,611,491
Depreciation	(133,879,292)	(64,536,686)	(22,520,306)	(18,545,432)	(3,605,381)	(1,179,547)	(64,409)

Net	$(7,481,869)	$(24,197,014)	$(2,103,106)	$15,021,175	$1,826,154	$15,375,152	$2,547,082

(a) Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2009, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
CIBL, Inc.	9/09/96	—	—	94,596	—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	2,894,741
LICT Corp.	9/09/96	—	—	2,525,794	—

Total cost of illiquid and/or
restricted securities		$494,900	$300,300	$2,620,390	$2,938,491

Value		$—	$—	$3,055,200	$3,247,150

Percent of net assets		0.0%	0.0%	1.7%	1.5%

(b) Options Written

Transactions relating to options written for the six months ended September 30, 2009 are summarized as follows:

	Value		Partners Value
	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	6,525	$2,708,025	1,250	$310,173
Options written	28,425	7,686,968	10,250	3,067,301
Options exercised	(13,811)	(3,561,481)	(6,500)	(1,701,812)
Options expired	(5,889)	(2,115,167)	(2,000)	(670,013)
Options closed	(9,050)	(3,046,678)	—	—

Options outstanding, end of period	6,200	$1,671,667	3,000	$1,005,649

70	Weitz Funds

	Hickory		Partners III
	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—	200	$107,999
Options written	760	383,030	3,050	1,010,021
Options exercised	—	—	(2,200)	(656,655)
Options expired	—	—	(150)	(58,124)
Options closed	(30)	(31,124)	(200)	(107,999)

Options outstanding, end of period	730	$351,906	700	$295,242

	Balanced		Short-Intermediate Income
	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—	—	$—
Options written	44	47,029	1,000	207,495
Options exercised	(14)	(3,605)	—	—
Options expired	(30)	(43,424)	—	—

Options outstanding, end of period	—	$—	1,000	$207,495

The value of each Fund’s open option positions are shown in the liabilities section of the Statements of Assets and Liabilities under the caption “Options written, at value.” Realized and unrealized gains and losses on each Fund’s options contracts during the six months ended September 30, 2009 are shown in the Statements of Operations under the caption “Net realized gain (loss)” and “Net unrealized appreciation (depreciation),” respectively.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2009	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2009	Value Sept. 30, 2009	Dividend Income	Realized Gains/ (Losses)
Value:
Redwood Trust, Inc.*	3,150,000	90,000	(590,000)	2,650,000	$41,075,000	$—	$(13,427,604)

Partners Value:
Daily Journal Corp.	113,771	—	(23,356)	90,415	$5,242,262	$—	$394,485

Partners III:
Intelligent Systems Corp.†	881,999	1,383,001	—	2,265,000	$2,967,150	$—	$—

*	Company was considered a non-controlled affiliate at March 31, 2009, but as of September 30, 2009, they are no longer a non-controlled affiliate.
†	Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

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(7) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9) Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.735% at September 30, 2009). Interest is accrued daily and paid monthly. The Fund held a cash balance of $34,525,691 with the broker at September 30, 2009.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10) Concentration of Credit Risk

Approximately 83% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11) Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

72	Weitz Funds

The following is a summary of the inputs used as of September 30, 2009, in valuing the Funds’ assets and liabilities carried at fair value:

	Value
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$251,731,670	$—	$—	$251,731,670
Financials	172,697,100	—	—	172,697,100
Information Technology	82,706,500	—	—	82,706,500
Industrials	81,944,415	—	—	81,944,415
Health Care	59,730,000	—	—	59,730,000
Telecommunication Services	37,690,632	—	—	37,690,632
Materials	37,004,990	—	—	37,004,990
Consumer Staples	29,497,700	—	—	29,497,700
Energy	20,265,200	—	—	20,265,200
Corporate Bonds	—	8,238,112	—	8,238,112
Short-Term Securities	180,008,191	—	—	180,008,191

Total Investments in Securities	$953,276,398	$8,238,112	$—	$961,514,510

Liabilities:
Options Written	$—	$(1,699,250)	$—	$(1,699,250)

	Partners Value
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$182,311,886	$5,242,262	$—	$187,554,148
Financials	91,809,000	—	—	91,809,000
Health Care	46,372,500	—	—	46,372,500
Information Technology	35,603,500	—	—	35,603,500
Materials	34,936,500	—	—	34,936,500
Telecommunication Services	22,853,600	—	—	22,853,600
Industrials	16,780,000	—	—	16,780,000
Energy	7,437,600	—	—	7,437,600
Short-Term Securities	133,018,578	—	—	133,018,578

Total Investments in Securities	$571,123,164	$5,242,262	—	$576,365,426

Liabilities:
Options Written	$—	$(1,079,500)	$—	$(1,079,500)

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	Hickory
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$63,863,154	$—	$432,150	$64,295,304
Financials	29,825,500	—	—	29,825,500
Health Care	10,935,400	—	—	10,935,400
Information Technology	9,201,800	—	—	9,201,800
Telecommunication Services	5,639,200	2,623,050	—	8,262,250
Materials	6,293,360	—	—	6,293,360
Industrials	6,282,800	—	—	6,282,800
Energy	3,996,300	—	—	3,996,300
Consumer Staples	663,400	—	—	663,400
Short-Term Securities	40,500,571	—	—	40,500,571

Total Investments in Securities	$177,201,485	$2,623,050	$432,150	$180,256,685

Liabilities:
Options Written	$—	$(219,500)	$—	$(219,500)

	Partners III
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$84,512,159	$—	$—	$84,512,159
Financials	42,907,700	—	—	42,907,700
Information Technology	23,381,650	—	280,000	23,661,650
Health Care	12,668,000	—	—	12,668,000
Industrials	11,363,050	—	—	11,363,050
Materials	9,113,000	—	—	9,113,000
Energy	6,422,500	—	—	6,422,500
Telecommunication Services	6,084,400	—	—	6,084,400
Corporate Bonds	—	2,059,528	—	2,059,528
Short-Term Securities	20,306,217	—	—	20,306,217

Total Investments in Securities	$216,758,676	$2,059,528	$280,000	$219,098,204

Liabilities:
Options Written	$—	$(152,000)	$—	$(152,000)
Securities Sold Short	(36,503,800)	—	—	(36,503,800)

74	Weitz Funds

	Balanced
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$14,161,428	$—	$—	$14,161,428
Financials	5,800,625	—	—	5,800,625
Health Care	3,794,800	—	—	3,794,800
Materials	3,533,610	—	—	3,533,610
Information Technology	3,157,675	—	—	3,157,675
Consumer Staples	2,545,350	—	—	2,545,350
Energy	2,099,825	—	—	2,099,825
Industrials	1,411,750	—	—	1,411,750
Corporate Bonds	—	9,050,683	—	9,050,683
Convertible Bonds	—	196,425	—	196,425
Mortgage-Backed Securities	—	8,490,014	—	8,490,014
Taxable Municipal Bonds	—	319,485	—	319,485
U.S. Treasury	—	990,283	—	990,283
Short-Term Securities	12,863,564	—	—	12,863,564

Total Investments in Securities	$49,368,627	$19,046,890	$—	$68,415,517

	Short-Intermediate Income
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Corporate Bonds	$—	$142,577,743	$—	$142,577,743
Convertible Bonds	—	1,986,075	—	1,986,075
Mortgage-Backed Securities	—	153,767,972	—	153,767,972
Taxable Municipal Bonds	—	7,651,002	—	7,651,002
U.S. Treasury and
Government Agency	—	50,152,175	—	50,152,175
Common Stocks	6,565,608	—	—	6,565,608
Short-Term Securities	73,131,503	—	—	73,131,503

Total Investments in Securities	$79,697,111	$356,134,967	$—	$435,832,078

Liabilities:
Options Written	$—	$(5,000)	$—	$(5,000)

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	NebraskaTax-Free Income
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Municipal Bonds:
Alaska	$—	$501,700	$—	$501,700
District of Columbia	—	910,080	—	910,080
Florida	—	1,132,650	—	1,132,650
Illinois	—	1,412,134	—	1,412,134
Minnesota	—	20,039	—	20,039
Missouri	—	752,520	—	752,520
Nebraska	—	56,211,667	—	56,211,667
Puerto Rico	—	3,545,329	—	3,545,329
Short-Term Securities	9,102,599	—	—	9,102,599

Total Investments in Securities	$9,102,599	$64,486,119	$—	$73,588,718

	Government Money Market
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
U.S. Treasury	$77,989,511	$—	$—	$77,989,511
Short-Term Securities	1,484,358	—	—	1,484,358

Total Investments in Securities	$79,473,869	$—	$—	$79,473,869

At September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Hickory	Partners III
Common Stocks:

Beginning balance, March 31, 2009	$319,590	$280,000
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	112,560	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Ending balance, September 30, 2009	$432,150	$280,000

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of period	$112,560	$—

(12) Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through November 12, 2009, the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/09 – 9/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Annualized Expense Ratio	Expenses Paid from 4/01/09- 9/30/09(1)
Value	Actual	$1,000.00	$1,363.08	1.24%	$7.35
	Hypothetical(2)	1,000.00	1,018.80	1.24%	6.28

Partners Value	Actual	1,000.00	1,356.24	1.23%	7.27
	Hypothetical(2)	1,000.00	1,018.85	1.23%	6.22

Hickory	Actual	1,000.00	1,365.11	1.31%	7.77
	Hypothetical(2)	1,000.00	1,018.45	1.31%	6.63

Partners III	Actual	1,000.00	1,367.41	1.77%	10.50
	Hypothetical(2)	1,000.00	1,016.15	1.77%	8.95

Balanced	Actual	1,000.00	1,269.59	1.19%	6.77
	Hypothetical(2)	1,000.00	1,019.05	1.19%	6.02

Short-Intermediate	Actual	1,000.00	1,078.28	0.63%	3.28
Income	Hypothetical(2)	1,000.00	1,021.85	0.63%	3.19

Nebraska Tax-Free	Actual	1,000.00	1,047.59	0.75%	3.85
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.80

Government	Actual	1,000.00	1,001.30	0.10%	0.50
Money Market	Hypothetical(2)	1,000.00	1,024.50	0.10%	0.51

(1)

Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

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78	Weitz Funds

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 11, 2009. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time,

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cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for Value Fund, Partners Value Fund and Partners III Opportunity Fund are each subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund was favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Fixed Income Funds, the Board took into consideration the expense limitation agreement in place for the Government Money Market Fund and the voluntary fee waiver in place for

80	Weitz Funds

the Nebraska Tax-Free Income Fund pursuant to which Weitz & Co. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Fixed Income Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee,” or “fund supermarket,” programs out of their own resources, and conducts marketing efforts on behalf of the Funds out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by each of the Funds to Weitz & Co. under the terms of the Administration

Agreements, and the Board members indicated that they had considered such administration fees, including the level and amount of these fees, the method of calculating these fees, and the services provided by Weitz & Co. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders. The Board also took into consideration the fact that an affiliate of Weitz & Co., Weitz Securities, Inc., provides underwriting and distribution services to the Funds and that Weitz Securities, Inc. receives no compensation for the services that it provides to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz & Co. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. The Board also took note of the effective manner in which Weitz & Co. managed the assets of the Funds during the volatile market conditions of the past year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

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82	Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/12/09

www.weitzfunds.com	83

1125 South 103rd Street
Omaha, NE 68124-6008
(800) 304-9745

weitzfunds.com

Semi-Annual Report September 30, 2009

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*  /s/ Wallace R. Weitz

                                                    Wallace R. Weitz, President

Date: November 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*  /s/ Wallace R. Weitz

                                                     Wallace R. Weitz, President

Date: November 12, 2009

By: (Signature and Title)*  /s/ Kenneth R. Stoll

       Kenneth R. Stoll, Chief Financial

       Officer

Date: November 12, 2009

* Print the name and title of each signing officer under his or her signature.